UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

(RULE 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2)

[X]	Definitive Proxy Statement

[ ]	Definitive Additional Materials

[ ]	Soliciting Material Pursuant to § 240.14a-12

INTERPACE DIAGNOSTICS GROUP, INC.

(Name of Registrant as Specified in Its Charter)

Not applicable

Name of Person(s) Filing Proxy Statement, if other than the registrant)

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August 14, 2017

Dear Stockholder:

It is my pleasure to invite you to attend Interpace Diagnostics Group, Inc.’s (“Interpace”) Annual Meeting of Stockholders to be held on September 14, 2017, at 9:00 a.m., Eastern Time. The Annual Meeting will be held at the Company’s offices at 2515 Liberty Avenue, Pittsburgh, PA 15222. During our Annual Meeting, we will discuss each item of business described in the accompanying Notice of Annual Meeting and Proxy Statement and I will present an update on our business operations. There also will be time for questions.

The accompanying Notice of Annual Meeting, Proxy Statement and WHITE proxy card provide information about Interpace in addition to describing the business we will conduct at the Annual Meeting. We urge you to read this information carefully.

Your vote is important. You may vote on the Internet, as described in the instructions you receive; by mail, using the WHITE proxy card you receive; or in person at the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, it is important that your shares are represented.

We are delighted to have you as a stockholder of Interpace and thank you for your ongoing support.

Sincerely,

/s/ Jack E. Stover
Jack E. Stover
Chief Executive Officer

Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, New Jersey 07054

Phone: 862.207.7800 · Toll Free: 844.405.9655 · http://www.interpacediagnostics.com

NOTICE OF THE 2017 ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD SEPTEMBER 14, 2017

To the Stockholders of Interpace Diagnostics Group, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the “Annual Meeting”) of Interpace Diagnostics Group, Inc. (“Interpace” or the “Company”) will be held at the Company’s offices at 2515 Liberty Avenue, Pittsburgh, PA 15222 on September 14, 2017 at 9:00 a.m., Eastern Time. At the Annual Meeting, you will be asked:

1.	To elect two Class III directors of the Company, who will serve for a term of three years;

2.	To conduct a non-binding advisory vote on a resolution approving the compensation of our named executive officers;

3.	To conduct a non-binding advisory vote on the frequency of future stockholder votes on named executive officer compensation;

4.	To approve an amendment to the Company’s Amended and Restated 2004 Stock Award and Incentive Plan (the “Incentive Plan”) to increase the maximum number of shares available for sale thereunder by 3,700,000 shares and to approve certain recent option awards;

5.	To ratify the appointment of BDO USA, LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2017; and

6.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only the stockholders of record at the close of business on August 9, 2017 are entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. A complete list of these stockholders will be available during the Annual Meeting and at the Company’s corporate headquarters located at Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, NJ 07054 for at least ten days prior to the Annual Meeting. If you would like to inspect the list, please call Jim Early, the Company’s Chief Financial Officer, at (412) 224-6665 to arrange a visit to our offices for the inspection. All stockholders are cordially invited to attend the Annual Meeting.

Your vote is important regardless of the number of shares you own. Whether or not you expect to attend the Annual Meeting, we hope you will take the time to vote your shares.

By order of the Board of Directors,

/s/ Jack E. Stover
Jack E. Stover Chief Executive Officer

Dated: August 14, 2017

Important Notice Regarding the Availability of Proxy
Materials for the Annual Meeting of Stockholders to be Held
on September14, 2017

The Company’s Proxy Statement for the 2017 Annual Meeting of Stockholders and
Annual Report on Form 10-K, including an amendment on Form 10-K/A, are available on the Internet at
http://www.astproxyportal.com/ast/21231/

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PROXY STATEMENT

General Information About the Annual Meeting and Voting

Why are you receiving these proxy materials?

This Proxy Statement is furnished in connection with the solicitation by the Board of Directors (the “Board”) of Interpace Diagnostics Group, Inc., a Delaware corporation (the “Company”, “Interpace”, “we”, “us” or “our”), of proxies in the form enclosed for the Annual Meeting of Stockholders to be held at the Company’s offices at 2515 Liberty Avenue, Pittsburgh, PA 15222 on September 14, 2017 at 9:00 a.m., Eastern Time, and for any adjournment or postponement thereof (the “Annual Meeting”), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. Our Board knows of no other business which will come before the Annual Meeting. On or about August 14, 2017, we expect to send to our stockholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including this Proxy Statement and our Annual Report on Form 10-K, including an amendment on Form 10-K/A and to vote through the Internet or by telephone.

Who is entitled to vote at the Annual Meeting?

Only stockholders of record at the close of business on the record date, August 9, 2017, may vote at the Annual Meeting. There were 22,163,604 shares of our common stock outstanding on July 31, 2017. During the 10 days before the Annual Meeting, you may inspect a list of stockholders eligible to vote at our corporate headquarters located at Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, NJ 07054. If you would like to inspect the list, please call Jim Early, the Company’s Chief Financial Officer, at (412) 224-6665 to arrange a visit to our offices for the inspection. All stockholders are cordially invited to attend the Annual Meeting.

What are the voting rights of the holders of our common stock?

Each outstanding share of our common stock will be entitled to one vote on each matter considered at the Annual Meeting.

How can you vote?

Record Owners

If you are a record holder, meaning your shares are registered in your name, you may vote or submit a proxy:

1. Over the Internet – If you have Internet access, you may authorize the voting of your shares by accessing www.voteproxy.com and following the instructions set forth on the enclosed WHITE proxy card. You must specify how you want your shares voted or your vote will not be completed and you will receive an error message. Your shares will be voted according to your instructions.

2. By Telephone – You may call toll-free 1-800-PROXIES (1-800-776-9437) in the United States, or 1-718-921-8500 from foreign countries from any touch-tone telephone and follow the instructions. You must have your WHITE proxy card available when you call and use the Company Number and Account Number that are shown on your WHITE proxy card. Your shares will be voted according to your instructions.

3. By Mail – Complete and sign the enclosed WHITE proxy card and mail it in the enclosed postage prepaid envelope. Your shares will be voted according to your instructions. If you sign your WHITE proxy card but do not specify how you want your shares voted, they will be voted as recommended by our Board. Unsigned proxy cards will not be voted.

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4. In Person at the Meeting – If you attend the Annual Meeting, you may deliver a completed and signed WHITE proxy card in person or you may vote by completing a ballot, which we will provide to you at the Annual Meeting.

Beneficial Owners and Broker Non-Votes

A significant portion of our stockholders hold their shares in “street name” through a stockbroker, bank, or other nominee, rather than directly in their own names. If you hold your shares in one of these ways, you are considered the beneficial owner of shares held in street name, and these proxy materials are being forwarded to you by your stockbroker, bank, or other nominee who is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your stockbroker, bank, or other nominee on how to vote your shares. If you hold your shares in street name, your stockbroker, bank, or other nominee has enclosed a voting instruction card for you to use in directing your stockbroker, bank, or other nominee in how to vote your shares.

Stockbrokers, banks, or other nominees who hold shares in street name for customers have the discretion to vote those shares with respect to certain matters if they have not received instructions from the beneficial owners. Stockbrokers, banks, or other nominees will have this discretionary authority with respect to routine matters such as the ratification of the appointment of our independent registered public accounting firm, which is the only matter scheduled for this annual meeting for which such nominees have voting authority. However, stockbrokers, banks or other nominees will not have this discretionary authority with respect to non-routine matters.

How can you attend the Annual Meeting?

The Annual Meeting will be held on September 14, 2017, beginning at 9:00 a.m., Eastern time, at the Company’s offices at 2515 Liberty Avenue, Pittsburgh, PA 15222. Information on how to vote in person at the Annual Meeting is discussed above under the caption “How can you vote?” Each stockholder who wishes to attend the Annual Meeting will be required to present valid government-issued photo identification to be admitted to the Annual Meeting.

Can you change your vote or revoke your proxy?

If you have signed and returned the enclosed WHITE proxy card, you may revoke it at any time before it is voted by: (i) submitting to us a properly executed proxy bearing a later date; (ii) submitting to us a written revocation of the proxy; or (iii) voting in person at the Annual Meeting.

If you are the beneficial owner of shares held in street name, you must submit new voting instructions to your stockbroker, bank, or other nominee in accordance with the instructions you have received from them.

The last proxy or vote that we receive from you will be the vote that is counted.

What is a proxy?

A proxy is a person you appoint to vote on your behalf. By using any of the methods discussed above, you will be appointing as your proxies Jack E. Stover, our Chief Executive Officer and a member of the Board, and Jim Early, our Chief Financial Officer, Secretary and Treasurer. They may act together or individually on your behalf, and will have the authority to appoint a substitute to act as proxy. If you are unable to attend the Annual Meeting, please use the means available to you to vote by proxy so that your shares of common stock may be voted.

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How will your proxy vote your shares?

The persons acting as proxies pursuant to the enclosed WHITE proxy card will vote the shares represented as directed in the signed WHITE proxy card. Unless otherwise directed in the WHITE proxy card, the proxy holders will vote the shares represented by the WHITE proxy card: (i) FOR the re-election of two Class III director nominees named in this Proxy Statement (Proposal No. 1); (ii) FOR approval of the non-binding advisory resolution to approve the compensation of our named executive officers (Proposal No. 2); (iii) FOR approval of a non-binding advisory vote on a resolution to conduct the non-binding advisory vote on the compensation of our named executive officers once every three years; (Proposal No. 3); (iv) FOR approval of a proposal to amend the Company’s Amended and Restated 2004 Stock Award and Incentive Plan (the “Incentive Plan”) to increase the maximum number of shares available for sale thereunder by 3,700,000 shares and to approve certain recent option awards (Proposal No. 4); (v) FOR ratification of the appointment of BDO USA, LLP (“BDO”) as the independent registered public accounting firm to audit our financial statements for the fiscal year ending December 31, 2017 (Proposal No. 5); and (vi) FOR in the proxy holders’ discretion, on any other business that may come properly before the Annual Meeting and any adjournment or postponement thereof.

What constitutes a quorum?

A quorum will be present at the Annual Meeting if holders of a majority of the shares of common stock outstanding on the record date are represented at the Annual Meeting in person or by proxy. A quorum is necessary in order to conduct the Annual Meeting. If you choose to have your shares represented by proxy at the Annual Meeting, you will be considered part of the quorum. Broker non-votes and abstentions will be counted as present for the purpose of establishing a quorum. If a quorum is not present at the Annual Meeting, the stockholders present in person or by proxy may adjourn the meeting to a date when a quorum is present. If an adjournment is for more than 30 days or a new record date is fixed for the adjourned meeting, we will provide notice of the adjourned meeting to each stockholder of record entitled to vote at the Annual Meeting.

What vote is required to approve each matter and how are votes counted?

Proposal No. 1: Election of Two Class III Directors. The election of directors requires a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote. Accordingly, the directorships to be filled at the Annual Meeting will be filled by the nominees receiving the highest number of votes cast “FOR” such nominees. In the election of directors, votes may be cast in favor of or withheld with respect to any or all nominees; votes that are withheld and broker non-votes will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote.

Proposal No. 2: Non-binding Advisory Vote on Resolution to Approve Named Executive Officer Compensation. A majority of the votes cast at the Annual Meeting is required to approve this proposal. A properly executed WHITE proxy card marked ABSTAIN with respect to this proposal will not be voted and will have no effect on the outcome of the vote. In addition, broker non-votes will be excluded entirely from the vote and will, therefore, have no effect on the outcome of the vote.

Proposal No. 3: Non-binding Advisory Vote on Resolution to Approve Named Executive Officer Compensation Every Three Years. A majority of the votes cast at the Annual Meeting is required to approve this proposal. A properly executed WHITE proxy card marked ABSTAIN with respect to this proposal will not be voted and will have no effect on the outcome of the vote. In addition, broker non-votes will be excluded entirely from the vote and will, therefore, have no effect on the outcome of the vote.

Proposal No. 4: To amend the Company’s Incentive Plan to increase the maximum number of shares available for sale thereunder by 3,700,000 shares and to approve certain recent option awards. A majority of the votes cast at the Annual Meeting is required to approve this proposal. A properly executed WHITE proxy card marked ABSTAIN with respect to this proposal will not be voted and will have the same effect as a vote against the proposal. In addition, broker non-votes will be excluded entirely from the vote and will, therefore, have the same effect as a vote against the proposal.

Proposal No. 5: Ratification of Appointment of our Independent Registered Public Accounting Firm. A majority of the votes cast at the Annual Meeting is required to approve this proposal. A properly executed WHITE proxy card marked ABSTAIN with respect to this proposal will not be voted and will have no effect on the outcome of the vote. In addition, broker non-votes will be excluded entirely from the vote and will, therefore, have no effect on the outcome of the vote.

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How does the Board recommend that you vote?

As to the proposals to be voted on at the Annual Meeting, the Board unanimously recommends that you vote:

●	FOR Proposal No. 1, for the election of the Board’s nominees for Class III Directors;

●	FOR Proposal No. 2, for the approval, on a non-binding advisory basis, of the compensation of the Company’s named executive officers;

●	FOR Proposal No. 3, for conducting future stockholder advisory votes on executive compensation every three years;

●	FOR Proposal No. 4, for the approval of a resolution to amend the Company’s Incentive Plan to increase the maximum number of shares available for sale thereunder by 3,700,000 shares and to approve certain recent option awards; and

●	FOR Proposal No. 5, for the ratification of appointment of our independent registered public accounting firm.

Why are you being asked to approve on a non-binding basis the compensation of the Company’s named executive officers?

Under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), the Company’s stockholders are entitled to vote at the Annual Meeting on whether to provide advisory approval of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission (the “SEC”). This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. Pursuant to the Dodd-Frank Act, the stockholder vote on executive compensation is an advisory vote only, and it is not binding on us or the Board. While this advisory vote is non-binding, the Board values the opinions that stockholders express in their votes and will, as a matter of good corporate practice, take into account the outcome of the vote when considering future compensation decisions.

Why are you being asked to approve on a non-binding basis the frequency of the stockholders’ non-binding, advisory vote on compensation of the Company’s named executive officers?

The Dodd-Frank Act and Section 14A of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) provide stockholders the opportunity to indicate how frequently the Company should hold future advisory votes on the compensation of our named executive officers. Stockholders may indicate whether they would prefer to have future advisory votes on executive compensation every year, every two years, every three years or abstain from voting on this proposal. For the reasons described below, we recommend that our stockowners select a frequency of three years, or a triennial vote.

In 2013, stockholders approved an annual frequency for their non-binding approval of the compensation of the Company’s named executive officers. Section 14A of the Exchange Act requires that stockholders be afforded the opportunity to approve, on a non-binding basis, no less often than every six years the frequency of their non-binding approval of the compensation of the Company’s named executive officers. In the case of the Company, such vote must occur by 2019. The Company has elected to give stockholders the opportunity to participate in such a vote this year.

Our executive compensation program is designed to support long-term value creation, and a triennial vote will allow shareowners to better judge our executive compensation program in relation to our long-term performance. Accordingly, we grant awards with multi-year performance and service periods to encourage our proxy officers to focus on long-term performance, and recommend a triennial vote, which would allow our executive compensation programs to be evaluated over a similar time-frame and in relation to our long-term performance.

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A triennial vote will provide us with the time to thoughtfully respond to shareowners’ sentiments and implement any necessary changes. We carefully review changes to our program to maintain the consistency and credibility of the program, which is important in motivating and retaining our employees. We therefore believe that a triennial vote is an appropriate frequency to provide our people and compensation committee sufficient time to thoughtfully consider shareowners’ input and to implement any appropriate changes to our executive compensation program, in light of the timing that would be required to implement any decisions related to such changes.

The Company believes that it has changed significantly since the prior stockholder vote in 2013, and that as a smaller reporting company, a triannual vote is more appropriate.

We will continue to engage with our shareowners regarding our executive compensation program during the period between shareowner votes. Engagement with our shareowners is a key component of our corporate governance. We seek and are open to input from our shareowners regarding board and governance matters, as well as our executive compensation program, and believe we have been appropriately responsive to our shareowners. We believe this outreach to shareowners, and our shareowners’ ability to contact us at any time to express specific views on executive compensation, hold us accountable to shareowners and reduce the need for and value of more frequent advisory votes on executive compensation.

Your vote is requested. We therefore request that our shareowners select “Three Years” when voting on the frequency of advisory votes on executive compensation. Although the advisory vote is non-binding, our board will review the results of the vote and, consistent with our record of shareowner engagement, take them into account in making a determination concerning the frequency of advisory votes on executive compensation

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Why are you being asked to ratify the appointment of BDO?

Although stockholder approval of the Audit Committee’s selection of BDO as our independent registered public accounting firm is not required, we believe that it is advisable to give stockholders an opportunity to ratify this selection. If this proposal is not approved at the Annual Meeting, the Audit Committee has agreed to reconsider its selection of BDO, but will not be required to take any action.

Are there other matters to be voted on at the Annual Meeting?

We do not know of any other matters that may come before the Annual Meeting other than the aforementioned matters. If any other matters are properly presented to the Annual Meeting, the persons named as proxies in the accompanying WHITE proxy card intend to vote or otherwise act in accordance with their judgment on the matter.

Where can you find the voting results?

Voting results will be reported in a current report on Form 8-K, which we will file with the SEC within four business days following the Annual Meeting.

Who is soliciting proxies, how are they being solicited, and who pays the cost?

The solicitation of proxies is being made on behalf of our Board and we will pay the expenses of the preparation of proxy materials and the solicitation of proxies for the Annual Meeting. In addition to the solicitation of proxies by mail, solicitation may be made by certain of our directors, officers or employees who will not receive additional compensation for those services, telephonically, electronically or by other means of communication. We will reimburse brokers and other nominees for costs incurred by them in mailing proxy materials to beneficial owners in accordance with applicable rules.

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Who is our independent registered public accounting firm, and will they be represented at the Annual Meeting?

BDO served as our independent registered public accounting firm for the fiscal year ended December 31, 2016 and audited our financial statements for such year. We expect that one or more representatives of BDO will be available at the Annual Meeting. They will have an opportunity to make a statement, if they desire, and will be available to answer appropriate questions after the Annual Meeting.

What is “householding” and where can you obtain additional copies of the proxy materials?

For information about householding and how to request additional copies of proxy materials, please see the section captioned “Additional Information – Householding”.

Who can you contact if you have other questions about the Annual Meeting or voting?

You may contact the Company by writing to Interpace Diagnostics Group, Inc., Morris Corporate Center 1, 300 Interpace Parkway, Building C, Parsippany, NJ 07054, or by calling (862) 207-7862.

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PROPOSAL NO. 1 –
ELECTION OF DIRECTORS

The Board currently consists of three members and is divided into three classes, with one director in Class I, no director in Class II and two directors in Class III. Directors serve for three-year terms with one class of directors being elected by the Company’s stockholders at each annual meeting.

NAME	AGE	CLASS(1)	PRINCIPAL OCCUPATION OR EMPLOYMENT
Stephen J. Sullivan	70	I	Founder of CRO Advisors LLC
Joseph Keegan, Ph.D.	64	III	Chairman of the Board for Labcyte Corporation
Jack E. Stover	64	III	President and Chief Executive Officer of Interpace Diagnostics Group, Inc.

(1)       The term of the Class I directors expires in 2019; the term of the Class II directors expires in 2018; and the term of the Class III directors expires in 2017. The Company anticipates electing one or more Class II directors to fill the existing vacancy prior to the Annual Meeting of Stockholders.

At the Annual Meeting, two Class III directors will be elected to serve until the annual meeting of stockholders in 2020 and until each director’s successor is elected and qualified. Joseph Keegan, Ph.D. and Jack E. Stover are the Board’s nominees for re-election as Class III directors. The nominees have been approved, recommended and nominated for re-election to the Board by the Nominating and Corporate Governance Committee (the “Nominating Committee”) and by the Board. The accompanying proxy will be voted for the election of Joseph Keegan, Ph.D. and Jack E. Stover, unless the proxy contains instructions otherwise. Management has no reason to believe that Joseph Keegan, Ph.D. or Jack E. Stover will not stand for re-election or will be unable to serve. However, in the event that Joseph Keegan, Ph.D. or Jack E. Stover should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person or persons as shall be designated by the Board.

Proposal No. 1, the election of directors, requires a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote. Accordingly, the directorships to be filled at the Annual Meeting will be filled by the nominees receiving the highest number of votes cast “FOR” such nominees. In the election of directors, votes may be cast in favor of or withheld with respect to any or all nominees; votes that are withheld and broker non-votes will be excluded entirely from the vote and will therefore have no effect on the outcome of the vote.

The Board Recommends a Vote FOR
the Election of Joseph Keegan, Ph.D. and Jack E. Stover
and Proxies That are Returned Will be so Voted
Unless Otherwise Instructed.

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Incumbent Class I Director, Term Expiring 2019

Stephen J. Sullivan was appointed Chairman of the Board effective June 21, 2016. Mr. Sullivan served as Interim Chairman of the Board from January 1, 2016 to June 20, 2016. Mr. Sullivan joined us as a director in September 2004 and has served as Chairman of various committees of the Board. Mr. Sullivan currently serves as Chairman of the Company’s Compensation and Management Development Committee. In early 2010, Mr. Sullivan founded CRO Advisors LLC, a specialty consulting firm he continues to head. Previously, Mr. Sullivan was the president and chief executive officer and a member of the board of directors of Harlan Laboratories, Inc. (“Harlan”), a privately held global provider of preclinical research tools and services, from February 2006 through January 2010, when he retired from that position. Prior to joining Harlan in 2006, Mr. Sullivan was a senior vice president of Covance, Inc. (“Covance”) and the president of Covance Central Laboratories, Inc., a major division of Covance. Prior to joining Covance, Mr. Sullivan was chairman and chief executive officer of Xenometrix, Inc., a biotechnology company with proprietary gene expression technology. He assisted with the merger of Xenometrix with Discovery Partners International. Prior to Xenometrix, Mr. Sullivan was vice president and general manager of a global diagnostic sector of Abbott Laboratories. From June 2013 through January 2016, when the company was sold, Mr. Sullivan was the chairman of the board of BioreclamationIVT, LLC, a privately owned bio-materials company. From May 2013 through March 2015, when the company was sold, Mr. Sullivan was a member of the board of directors of PHT Corporation, a privately owned leader in electronic patient recorded outcomes in clinical trials. Since April 2011, Mr. Sullivan has been chairman of the board of MI Bioresearch, Inc. (formerly known as Molecular Imaging, Inc.), a privately held venture-backed drug discovery services company. Since May 2015, Mr. Sullivan has been chairman of the board of Microbiology Research Associates (now known as Analytical Lab Group since an August, 2016 merger with Accuratus Labs), a privately held microbiology services company. In January 2016, Mr. Sullivan became chairman of the board of H2O Clinical. In July 2016, Mr. Sullivan became chairman of the board of PharmaStart. As of June 2017, both H20 Clinical and PharmaStart are doing business as Firma Clinical Research, a privately held specialty contract research organization. In November 2015, Mr. Sullivan joined the board of Accel Clinical Research, a phase 1 contract research organization. Mr. Sullivan graduated from the University of Dayton, was a commissioned officer in the Marine Corps, and completed his M.B.A. in Marketing and Finance at Rutgers University.

Mr. Sullivan has held senior leadership positions in companies in the life sciences and healthcare services industries. His specific qualifications and skills in the areas of general operations, financial operations and administration, and mergers and acquisitions led the Board to conclude that Mr. Sullivan should serve as a director of the Company.

Nominees for Re-election as Class III Directors, Term Expiring 2020

Joseph Keegan, Ph.D. was appointed to the Board effective January 1, 2016 and was subsequently appointed Chairman of our Audit Committee and our Nominating and Corporate Governance Committee. Dr. Keegan has more than 30 years of experience in life science businesses. From 2007 to 2012, when it was sold to Pall Corporation, Dr. Keegan was CEO at ForteBio, Inc., a life science tool company, where he helped to lead a financing round and established product development and sales strategies for that company. From 1998 to 2007, Dr. Keegan was CEO at Molecular Devices Corporation (NASDAQ: MDCC), a provider of bioanalytical measurement systems, software and consumables, where Dr. Keegan helped grow the company both internally and through acquisitions. From 1992 to 1998, Dr. Keegan worked at Becton Dickinson and Company, a medical technology company that manufactures and sells medical devices and instrument systems, where he served as President of Worldwide Tissue Culture and Vice President, General Manager of Worldwide Flow Cytometry. From 1988 to 1992, Dr. Keegan was Vice President of the Microscopy and Scientific Instruments Division of Leica, Inc., a life science tool and semiconductor equipment provider. He currently serves on the boards of directors of the following privately held companies: Courtagen Life Sciences, Labcyte Corporation (as chairman), Nanomedical Diagnostics, Inc., Halo Labs (formerly known as Optofluidics, Inc.), Unchained Labs, Inc., and Carterra (formerly known as Wasatch Microfluidics, Inc.). In April, 2017, he joined the board of ArrayJet, a privately held Scottish company. Dr. Keegan is also on the board of the San Francisco Opera. Dr. Keegan holds a B.A. in Chemistry from Boston University and a Ph.D. in Physical Chemistry from Stanford University.

Dr. Keegan’s specific qualifications and skills in the areas of life science businesses, product development and sales strategies led the Board to conclude that Dr. Keegan should serve as a director of the Company.

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Jack E. Stover has been a member of the Board since 2005 and previously served as Chairman of the Audit Committee of the Board from 2005 to December 22, 2015. He was appointed as President and Chief Executive Officer of the Company effective June 21, 2016. Mr. Stover served as the Company’s Interim President and Chief Executive Officer from December 22, 2015 to June 20, 2016. Mr. Stover has been a member of the Board of Directors, Chairman of the Audit Committee, and a member of the Compensation Committee and Special Deal Committee of Onconova Therapeutics, Inc., a publicly held biopharmaceutical company since May 2016. Mr. Stover also was a member of the board of Cernostics, Inc., a private molecular diagnostic company, from March of 2015 until July of 2016. Further, Mr. Stover served as a director and Chairman of the Audit Committee of Viatar CTC Solutions, Inc., a publically held circulating tumor cell company from May 2016 until December 2016. Mr. Stover was also previously chief executive officer of Zebec Therapeutics LLC (the successor to Quadrant Pharmaceuticals LLC), a privately held clinical stage specialty pharmaceutical company, from April 2014 until December 2015. From 2009 to February 2012, Mr. Stover served as the executive chairman of Targeted Nano Therapeutics LLC, a privately held biotechnology company focused on targeted delivery of peptides and proteins. Mr. Stover also provided consulting and advisory services through JEStoverConsulting LLC from 2008 through 2015. Mr. Stover was chairman of the audit committee and a member of the board of directors of Arbios Systems Inc. from 2005 to 2008 and a member of the board of directors of Influmedix, Inc. a private vaccine company from 2010 to 2011. From 2004 to 2008, he served as chief executive officer, president and director of Antares Pharma Inc., a publicly held specialty pharmaceutical and medical device company listed at the time on the American Stock Exchange. Prior to that, Mr. Stover was executive vice president and chief financial officer of Sicor, Inc., a publicly held company which manufactured and marketed injectable pharmaceutical products, and which was acquired by Teva Pharmaceutical Industries. Prior to that, Mr. Stover was executive vice president and director of a private proprietary women’s pharmaceutical company, Gynetics, Inc., and before that he was senior vice president, CFO and director of B. Braun Medical, Inc., a private global medical device and pharmaceutical company. From 1975 to 1995, Mr. Stover was employed by PricewaterhouseCoopers LLC (then Coopers and Lybrand), and was a partner from 1985, working in the bioscience industry division in Pennsylvania and New Jersey. Mr. Stover received his B.A. in Accounting from Lehigh University and is a Certified Public Accountant.

Mr. Stover has held several senior leadership positions in the life sciences and medical device industry. In addition, his specific experience and skills in the areas of general operations, financial operations and administration of life sciences and device companies, as well as his role as the Company’s President and Chief Executive Officer, led the Board to conclude that Mr. Stover should serve as a director of the Company.

There are no arrangements or understandings between any of our directors and any other persons pursuant to which such person was selected as a director. In addition, no director is related to any of our other directors, executive officers or persons nominated or chosen by the Company to become a director or executive officer that would require disclosure pursuant to Item 401(d) of Regulation S-K.

Executive Officers

The following table sets forth the names, ages and principal position of our executive officers as of the date of this Proxy Statement:

Name	Age	Position
Jack E. Stover	64	President and Chief Executive Officer
James Early	63	Chief Financial Officer

The principal occupation and business experience for at least the last five years for each executive officer is set forth below (except for Mr. Stover, whose business experience is discussed above, under the heading “Nominees for Re-election as Class III Directors, Term Expiring 2020.” On October 11, 2016, James Early was appointed as the Chief Financial Officer of the Company. Mr. Early serves as the Company’s principal financial officer and principal accounting officer. Since August 29, 2016, the Company had engaged Mr. Early as a consultant to perform the role of interim chief financial officer. Mr. Early continues to be engaged as a consultant.

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Mr. Early previously served as the interim and subsequently permanent Chief Financial Officer of AbGenomics International Inc., a clinical stage drug development company with a product pipeline in immunology and oncology, from September 2015 to July 2016. Mr. Early also previously served as the Chief Financial Officer of Zebec Therapeutics, LLC (the successor to Quadrant Pharmaceuticals LLC), a privately held specialty pharmaceutical company, from October 2014 to September 2015. In addition, Mr. Early has provided interim chief financial officer and business development services for pharmaceutical, life science and other similar companies as a sole proprietor from August 2009 to December 2013 and through Early Financial Consulting, LLC (“Early Financial”) from January 2014 to the present. Prior to his consulting role, Mr. Early was Senior Vice President of Finance and Administration for Synageva BioPharma, an orphan drug development company, from February 2006 to January 2009. Mr. Early is a Certified Public Accountant and has an MBA in Finance and Accounting from the UCLA-Anderson School of Management and a BBA in Accounting from the University of Notre Dame.

There are no arrangements or understandings between Mr. Early and any other persons pursuant to which he was selected as an officer. In addition, there is no family relationship between Mr. Early and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer that would require disclosure pursuant to Item 401(d) of Regulation S-K.

There are no arrangements or understandings between Mr. Stover and any other persons pursuant to which he was selected as an officer. In addition, there is no family relationship between Mr. Stover and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer that would require disclosure pursuant to Item 401(d) of Regulation S-K.

INFORMATION ABOUT THE COMPENSATION OF OUR DIRECTORS

Each of our non-employee directors receives an annual director’s fee of $30,000, payable quarterly in arrears. The Chairman of the Board receives an additional fee of $20,000 and the Chairperson of each of the Audit Committee, Compensation Committee and Nominating Committee receive an additional annual fee of $15,000, $10,000 and $5,000, respectively. In addition, those non-employee directors sitting on more than one committee receive additional compensation of $5,000 annually. From time to time, the Board may form special committees to address discrete issues and the non-employee directors sitting on such special committees may receive additional compensation. In addition, our non-employee directors are entitled to reimbursement for travel and related expenses incurred in connection with attendance at Board and committee meetings.

Prior to 2017, each of our non-employee directors received an annual director’s fee of $40,000, payable quarterly in arrears. The Chairman of the Board received an additional fee of $30,000 and the Chairperson of each of the Audit Committee, Compensation Committee and Nominating Committee received an additional annual fee of $25,000, $15,000 and $5,000, respectively. In addition, those non-employee directors sitting on more than one committee received additional compensation of $5,000 annually.

Prior to 2017, upon initial appointment to the Board, each non-employee director received $60,000 in restricted stock units (“RSUs”), which vested in equal annual installments over a three-year period. In addition, each non-employee director received $45,000 in RSUs (with the exception of the Chairman of the Board who received $60,000 in RSUs) on the date of our annual meeting each year, which RSUs vest in equal annual installments over a three-year period.. Commencing in 2017, non-employee directors do not receive grants of RSUs and instead receive grants of stock options as set forth below.

Commencing in 2017, upon initial appointment to the Board, each non-employee director receives 20,000 stock options which vest in equal annual installments over a three-year period. In addition, each non-employee director thereafter receives an annual grant of 10,000 stock options (with the exception of the Chairman of the Board who receives 13,000 options). The following table presents information relating to total compensation for our non-employee directors for the year ended December 31, 2016. Mr. Glorikian (who resigned from the Board effective October 2, 2016) and Dr. Keegan were appointed to the Board effective January 1, 2016. Information regarding the compensation of Mr. Stover can be found below, under the heading “Information About Our Executive Compensation”

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DIRECTOR COMPENSATION IN 2016
Name	Fees earned ($)	Stock awards ($) (1)	Option awards ($)	Nonqualified Compensation Earnings ($)	Total ($)
Stephen J. Sullivan (2)	75,000	29,000	-	-	104,000
Joseph Keegan (3)	70,000	37,030	-	-	107,030
Harry Glorikian (4)	37,500	37,030	-	-	74,530
Heinrich Dreismann (5)	45,000	-	-	-	45,000
Kapila Ratnam (6)	28,152	-	-	-	28,152

(1)	The dollar amounts set forth under the heading “Stock Awards” represent aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For purposes of computing such amounts, we disregarded estimates of forfeitures related to service-based vesting conditions. For additional information regarding our valuation assumptions, please refer to Note 14 - “Stock-Based Compensation” to our consolidated financial statements included with our annual report on Form 10-K for the year ended December 31, 2016, filed with the SEC on March 31, 2017. Outstanding stock awards held by the Board of Directors as of December 31, 2016 consisted of 10,000 RSUs for Mr. Sullivan and 12,769 RSUs for Dr. Keegan.
(2)	Mr. Sullivan’s fees represent the annual director’s fee then in effect of $40,000, plus the $30,000 Chairman of the Board fee, and a fee of $5,000 for serving on multiple committees.
(3)	Dr. Keegan’s fees represent the annual director’s fee then in effect of $40,000, plus the $25,000 Chair of the Audit Committee fee, and a fee of $5,000 for serving on multiple committees.
(4)	Mr. Glorikian’s fees represent the prorated portion of his annual director’s fee then in effect of $40,000, the prorated portion of his Chair of the Nominating Committee fee of $10,000 plus the prorated fee of $5,000 for serving on multiple committees. Mr. Glorikian resigned on October 2, 2016.
(5)	Dr. Dreismann’s fees represent the prorated annual director’s fee then in effect of $40,000, the prorated Chair of the Compensation Committee fee of $15,000 plus the prorated fee of $5,000 for serving on multiple committees. Dr. Dreismann resigned on September 29, 2016.
(6)	Ms. Ratnam’s fee represents the prorated portion of her annual director’s fee then in effect of $40,000. Ms. Ratnam resigned on September 13, 2016.

Governance of the Company

Corporate Governance and Code of Business Conduct

Our Board has adopted a written Code of Business Conduct that applies to our directors, officers, and employees, as well as Corporate Governance Guidelines applicable specifically to our Board. You can find links to these documents in the “Investor Relations” section of our website page at www.interpacediagnostics.com. The content contained in, or that can be accessed through, our website is not incorporated into this Proxy Statement. Disclosure regarding any amendments to, or any waivers from, a provision of our Code of Business Conduct that applies to one or more of our directors, our principal executive officer, our principal financial or our principal accounting officer will be included in a Current Report on Form 8-K within four business days following the date of the amendment or waiver, or posted on our website (www.interpacediagnostics.com).

Board Leadership and Structure

The Chairman of the Board, who is currently an independent director, presides at all meetings of the Board. Mr. Sullivan serves as the Chairman of the Board, and Mr. Stover, our Chief Executive Officer, serves as a director.

The Board believes that having an independent director serve as Chairman of the Board is in the best interests of our stockholders. This structure provides more direct independent oversight and active participation of our independent directors in setting agendas and establishing policies and procedures of our Board. Further, this structure permits our Chief Executive Officer to focus on the management of our day-to-day operations.

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The Board does not have a policy on whether or not the roles of Chief Executive Officer and Chairman of the Board should be separate. The Board believes that it should be free to make a choice from time to time in any manner that is in the best interests of the Company and our stockholders.

RISK OVERSIGHT BY THE BOARD

The Board and, in particular, the Audit Committee view enterprise risk management as an integral part of the Company’s planning process. The subject of risk management is a recurring agenda item. The Audit Committee evaluates enterprise risk with management and the company’s independent registered public accountants on a regular basis and also receives updates from the Company’s internal audit consultants, Accume Partners, and the Audit Committee in turn calls the Board’s attention to items in such reports as it deems appropriate for review by the full board of directors.

Additionally, the charters of certain of the Board’s committees assign oversight responsibility for particular areas of risk. For example, our Audit Committee oversees management of enterprise-wide risks, including those related to accounting, auditing and financial reporting and maintaining effective internal control over financial reporting, and for compliance with the Code of Business Conduct. Our Nominating Committee oversees compliance with listing standards for independent directors, committee assignments and related party transactions and other conflicts of interest. Our Compensation Committee oversees the risk related to our compensation plans, policies and practices. All of these risks are discussed with the entire Board in the ordinary course of the chairperson’s report of committee activities at regular Board meetings.

Board Meetings and Committees

During the year ended December 31, 2016, the Board held 26 meetings and additionally acted three times by unanimous written consent, the Audit Committee held seven meetings, the Compensation Committee held four meetings, and the Nominating and Corporate Governance Committee (the “Nominating Committee”) held four meetings. Each committee member is a non-employee director of the Company who meets the independence requirements of The Nasdaq Stock Market, LLC (“NASDAQ”) and applicable law. Each of our incumbent directors attended at least 75% of the total number of Board meetings and committee meetings on which he or she served during 2016. We have adopted a policy encouraging our directors to attend annual meetings of stockholders. All of our directors attended our annual stockholders’ meeting held on August 3, 2016. Our Board has three standing committees, each of which is described below.

Audit Committee

The Audit Committee is currently comprised of Dr. Keegan (Chairperson) and Mr. Sullivan. The primary purposes of our Audit Committee are to assist the Board in fulfilling its legal and fiduciary obligations with respect to matters involving the accounting, auditing, financial reporting, internal control, legal compliance and risk management functions of the Company, including, without limitation, assisting the Board’s oversight of: (i) the integrity of our financial statements; (ii) the effectiveness of our internal control over financial reporting; (iii) our compliance with legal and regulatory requirements; (iv) the qualifications and independence of our independent registered public accounting firm; and (v) the performance of our internal audit function and independent registered public accounting firm. The Audit Committee is also responsible for preparing the report of the Audit Committee required by the rules and regulations of the SEC for inclusion in our annual proxy statement.

Our Board has determined that each member of our Audit Committee is independent within the meaning of the rules of NASDAQ and as required by the Audit Committee charter. Our Board has determined that the chairperson of the Audit Committee, Dr. Keegan, is an “audit committee financial expert,” as that term is defined in Item 407(d) of Regulation S-K under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).

As previously disclosed in our Current Report on Form 8-K dated October 5, 2016, Heinrich Dreismann, Ph.D, a member of our Board who was also a member of our Audit Committee resigned effective as of September 30, 2016. As a result, we are not currently in compliance with NASDAQ Listing Rule 5605(c)(2)(A), which requires the Audit Committee be comprised of at least three members. We intend to appoint an additional independent director to our Board and to the Audit Committee as a Class II Director prior to the Company’s 2017 Annual Meeting of Stockholders. If appointed, the term of such director will expire in 2018. However, even if we appoint an additional independent director to the Audit Committee prior to the 2017 Annual Meeting of Stockholders, no assurance can be given that we will maintain our listing on NASDAQ due to our not being in compliance with the minimum bid price requirements of NASDAQ, for which we have until January 29, 2018 to cure.

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Our Audit Committee charter is posted and can be viewed in the “Investor Relations” section of our website at www.interpacediagnostics.com.

Compensation & Management Development Committee (the “Compensation Committee”)

The Compensation Committee is currently comprised of Dr. Keegan (Chairperson) and Mr. Sullivan. Each member of our Compensation Committee is “independent” within the meaning of the rules of NASDAQ and as required by the Compensation Committee charter. The primary purposes of our Compensation Committee are: (i) to establish and maintain our executive compensation policies consistent with corporate objectives and stockholder interests; (ii) to oversee the competency and qualifications of our senior management personnel and the provisions of senior management succession planning; and (iii) to advise the Board with respect to director compensation issues. The Compensation Committee also administers our equity compensation plans.

The Compensation Committee, which is composed solely of independent directors, provides overall guidance for our executive compensation policies and determines the value and elements of compensation for our executive officers. With the sale of our Commercial Services business on December 22, 2015 and the downsizing of the infrastructure and staff of the Company, the Compensation Committee used its experience in working with emerging medical companies as the basis for establishing compensation for 2016.

Our Compensation Committee charter is posted and can be viewed in the “Investor Relations” section of our website at www.interpacediagnostics.com.

Nominating and Corporate Governance Committee (the “Nominating Committee”)

The Nominating Committee is currently comprised of Dr. Keegan (Chairperson) and Mr. Sullivan. Each member of our Nominating Committee is “independent” within the meaning of the rules of NASDAQ and as required by the Nominating Committee charter. The primary purposes of the Nominating Committee are: (i) to recommend to the Board the nomination of individuals who are qualified to serve as our directors and on committees of the Board; (ii) to advise the Board with respect to the composition, size, structure and procedures of the Board; (iii) to advise the Board with respect to the composition, size and membership of the Board’s committees; (iv) to advise the Board with respect to corporate governance principles applicable to the Company; and (v) to oversee the evaluation of the Board as a whole and the evaluation of its individual members standing for re-election. The Nominating Committee also has responsibility for reviewing and approving all transactions that are “related party” transactions under SEC rules.

The Nominating Committee does not set specific, minimum qualifications that nominees for director must meet in order for the Nominating Committee to recommend them to the Board, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account our needs and the composition of the Board. Members of the Nominating Committee discuss and evaluate possible candidates in detail, and suggest individuals to explore in more depth. Once a candidate is identified whom the Nominating Committee wants to seriously consider and move toward nomination, the chairperson of the Nominating Committee enters into a discussion with that nominee candidate. Subsequently, the chairperson will discuss the qualifications of the candidate with the other members of the Nominating Committee, and the Nominating Committee will then make a final recommendation with respect to that candidate to the Board.

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The Nominating Committee considers many factors when determining the eligibility of candidates for nomination as directors. The Nominating Committee does not have a diversity policy; however, its goal is to nominate candidates from a broad range of experiences and backgrounds who can contribute to the Board’s deliberations by reflecting a range of perspectives, thereby increasing its overall effectiveness. In identifying and recommending nominees for positions on the Board, the Nominating Committee places primary emphasis on: (i) a candidate’s judgment, character, expertise, skills and knowledge useful to the oversight of our business; (ii) a candidate’s business or other relevant experience; and (iii) the extent to which the interplay of the candidate’s expertise, skills, knowledge and experience with that of other members of the Board will build a Board that is effective, collegial and responsive to our needs. The Nominating Committee will consider nominees recommended by stockholders, based on the same criteria described above, provided such nominations comply with the applicable provisions of our Amended and Restated Bylaws and the procedures to be followed in submitting proposals. No material changes have been implemented to the procedures by which stockholders may recommend nominees to our Board since the date of our last disclosure.

Our Nominating Committee charter is posted and can be viewed in the “Investor Relations” section of our website at www.interpacediagnostics.com.

Compensation Committee Interlocks and Insider Participation in Compensation Decisions

As of December 31, 2016, the Compensation Committee consisted of Dr. Sullivan and Dr. Keegan. As of the date of this Proxy Statement, the Compensation Committee also consists of Dr. Sullivan and Dr. Keegan. During 2016 and as of the date of this Proxy Statement, no member of our Compensation Committee has ever been an executive officer or employee of ours and no executive officer of ours currently serves, or has served during the last completed year, on the Board, Compensation Committee or other committee serving an equivalent function, of any other entity that has one or more officers serving as a member of our Board or Compensation Committee.

Policies on Communicating with our Board and Reporting of Concerns Regarding Accounting or Auditing Matters

Stockholders may contact an individual director, a committee of our Board or our Board as a group. The name of any specific intended director recipient (or recipients) should be noted in the communication. Communications may be sent to Interpace Diagnostics Group, Inc., Building C, Morris Corporate Center 1, 300 Interpace Parkway, Parsippany, NJ 07054. Our CEO will forward such correspondence only to the intended recipients. Prior to forwarding any correspondence, however, the CEO will review the correspondence and will not forward any communications deemed to be of a commercial or frivolous nature or otherwise inappropriate for our Board’s consideration. In such cases, that correspondence may be forwarded elsewhere in the Company for review and possible response.

Any person who has a concern regarding accounting, internal accounting controls or auditing matters may, in a confidential or anonymous manner, communicate that concern in either of the following manners: (1) by utilizing our Ethics Hotline to report such concerns via a confidential and secure Internet and telephone based reporting system administered by an external vendor, which may be accessed via the Internet at www.guideline.lrn.com or toll-free by telephone at 1-888-577-9483; or (2) by setting forth such concerns in writing and forwarding them in a sealed envelope to the Chairperson of the Audit Committee, Interpace Diagnostics Group, Inc., Morris Corporate Center 1, Building C, 300 Interpace Parkway, Parsippany, NJ 07054, such envelope to be labeled with a legend such as: “Anonymous Submission of Complaint or Concern.”

All communications received through the Ethics Hotline, including concerns about accounting or auditing matters, will be forwarded to the chairperson of our Audit Committee. Additional information on how to access our Ethics Hotline is posted and can be viewed in the “Investor Relations” section of our website at www.interpacediagnostics.com.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our executive officers and directors, and persons who own more than ten percent (10%) of our common stock, to file reports of ownership and changes in ownership with the SEC. Executive officers, directors and greater than ten percent (10%) stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

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To the best of our knowledge, based solely on our review of the copies of such forms furnished to us, or written representations that no other forms were required, we believe that all Section 16(a) filing requirements applicable to our executive officers, directors and greater than ten percent (10%) stockholders were complied with during the fiscal year ended December 31, 2016, except that a Form 4 with respect to a grant of stock options to Jim Early was filed one day late.

PROPOSAL NO. 2 –
ADVISORY VOTE ON EXECUTIVE COMPENSATION

Under the Dodd-Frank Act, the Company’s stockholders are entitled to vote at the Annual Meeting on whether to provide advisory approval of the compensation of the Company’s named executive officers as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the SEC. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation. This vote is not intended to address any specific item of compensation, but rather the overall total compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Pursuant to the Dodd-Frank Act, the stockholder vote on executive compensation is an advisory vote only, and it is not binding on us or the Board.

Our executive compensation program is designed to attract and retain superior employees in key positions to enable us to succeed in the highly competitive market for talent, while simultaneously maximizing stockholder returns. We intend to provide a competitive compensation package to our executives, tie a significant portion of pay to performance and utilize components that align the interests of our executives with those of our stockholders. The Compensation Committee and the Board believe that our executive compensation program fulfills these goals and is reasonable, competitive and appropriately aligned with our performance and the performance of our executives.

We are asking the Company’s stockholders to indicate their support for the advisory approval of the Company’s executive compensation as described in this Proxy Statement. Accordingly, we ask that our stockholders vote “FOR” the following resolution:

“RESOLVED, that the Company’s stockholders APPROVE, on an advisory basis, the Company’s executive compensation as disclosed in the Company’s Proxy Statement for the 2017 Annual Meeting of Stockholders, pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the 2016 Summary Compensation Table and the other related tables and narrative disclosure.”

Proposal No. 2 must be approved by a majority of the votes cast at the Annual Meeting. A properly executed WHITE proxy card marked ABSTAIN with respect to this proposal will not be voted and will have no effect on the outcome of the vote. In addition, broker non-votes will be excluded entirely from the vote and will, therefore, have no effect on the outcome of the vote.

While this advisory vote is non-binding, the Board values the opinions that stockholders express in their votes and will, as a matter of good corporate practice, take into account the outcome of the vote when considering future compensation decisions.

The Board Recommends a Vote FOR the Advisory Vote
on Executive Compensation and Proxies That are Returned
will be So Voted Unless Otherwise Instructed.

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INFORMATION ABOUT OUR EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth certain information concerning compensation paid to our Chief Executive Officer in 2016, our other most highly compensated executive officer who served in this capacity as of December 31, 2016, and two other executive officers who would have qualified as an executive officer during 2016, but for a termination of employment prior to December 31, 2016 (collectively referred to as the “named executive officers”).

SUMMARY COMPENSATION TABLE
Name and Principal Position	Year	Salary ($)	Bonus ($)(1)		Stock Awards ($)(2)	Option Awards ($)	Non-Equity Incentive Compensation		All Other Compen- sation (3)	Total
Jack E. Stover
CEO	2016	$296,730	$127,500	(7)	$29,000	$47,322	$50,719	(7)	$1,007	$552,278
	2015	8,065	-		-	-	-		108,234	116,299

James Early (4)
CFO	2016	116,519	-		-	6,800	-		-	123,319

Graham G. Miao (5)
Former CFO	2016	71,615	-		-	-	-		166,047	237,662
	2015	420,000	-		273,750	-	-		-	693,750

Nat Krishnamurti (6)
Former CFO	2016	148,282	-		13,800	-	-		4,527	166,609

(1)	The amount set forth in this column with respect to Mr. Stover represents annual cash incentive bonus earned for 2016.

(2)	The dollar amounts set forth under the heading “Stock Awards” represent aggregate grant date fair value computed in accordance with FASB ASC Topic 718. For purposes of computing such amounts, we disregarded estimates of forfeitures related to service-based vesting conditions. For additional information regarding our valuation assumptions, please refer to note 12 – “Stock-Based Compensation” to our consolidated financial statements included in our annual report on Form 10-K for the year ended December 31, 2016, filed with the SEC on March 31, 2017.

(3)	For the named executive officers, this column includes the following amounts in 2016:

`	401(k) Company Match ($)	Term Life/Disability Insurance Payment ($)	Other ($) (1)	Totals ($)
Jack E. Stover	$-	$1,007	$-	$1,007
James Early	-	-	-	-
Graham G. Miao	2,865	29	163,153	166,047
Nat Krishnamurti	-	85	4,442	4,527

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(1)	The amounts set forth in this column for Mr. Miao represent severance of $147,000 and unused vacation balances of $16,153. The amount for Mr. Krishnamurti pertains to unused vacation balances payable upon termination.

(4)	Mr. Early’s salary pertains to amounts earned as part of his consulting agreement.

(5)	Mr. Miao no longer served as Chief Financial Officer effective March 1, 2016.

(6)	Mr. Krishnamurti no longer served as Chief Financial Officer effective September 2, 2016.

(7)	Mr. Stover’s incentive compensation represents the 3% of the net transaction proceeds the Company received from its registered share offering on December 22, 2016.

Narrative Disclosure to Summary Compensation Table

Base Salary

Base salaries are set with regard to the level of the executive officer’s position within the Company and the individual’s current and historical performance. The base salary levels and any changes to those levels for each executive are reviewed each year by the Compensation Committee and adjustments may be based on factors such as new roles and/or responsibilities assumed by the executive and the executive’s impact on our strategic goals and financial performance. While our executives’ base salaries are generally targeted to be consistent with median base salaries for similar positions based on competitive market data, there is no specific weighting applied to any one factor in setting the level of salary, and the process ultimately relies on the evaluation of various factors considered by the Compensation Committee with respect to each named executive officer (and the full board of directors, in the case of the Chief Executive Officer). The Compensation Committee also takes into account additional factors such as historical compensation, the financial condition of the Company in general and the individual’s potential to be a key contributor as well as special recruiting and retention situations. Upon his appointment as our Interim Chief Executive Officer, Mr. Stover’s annual base salary was set at $300,000, which was not subject to an employment agreement. Mr. Stover entered into an employment agreement with the Company as President & Chief Executive Officer on October 28, 2016. See “Employment Arrangements”. Mr. Miao’s base salary was $420,000 and Mr. Krishnamurti’s base salary was $250,000. Mr. Krishnamurti’s base salary was reduced to $210,000 in March 2016 as part of the Company’s cost-cutting measures. Mr. Miao and Mr. Krishnamurti were no longer employed as of March 1, 2016 and September 2, 2016, respectively. There were no raises issued to any executive officers in 2016. Pursuant to Jim Early’s consulting agreement, Mr. Early’s base salary is determined at an hourly rate of $250 for the first 30 hours worked and $200 per hour for hours in excess of 30 hours. Accordingly, Mr. Early’s base compensation was $116,519 for 2016 (5 months).

Annual Cash Incentives

The annual cash incentive program provides our executive officers with an opportunity to receive a cash award at the discretion of the Compensation Committee (and the full board of directors as to the Chief Executive Officer). Annual cash incentive targets and performance metrics are usually determined by the Compensation Committee typically during the first quarter of each fiscal year, based on competitive market data generally available to the Compensation Committee as well as consideration based upon the financial condition of the Company.

In connection with Mr. Stover’s appointment as Interim Chief Executive Officer, the Board approved a target annual cash bonus of 50% of his annual base salary based principally upon meeting specific financial goals and objectives as recommended by the Compensation Committee and approved by the Board in its sole discretion. Mr. Stover had $50,000 paid to him in 2016 for meeting targets regarding the first two quarters of 2016. For the final two quarters of 2016, the Board determined that Mr. Stover met applicable targets and awarded a cash bonus of $77,500, whose payment was made in 2017. The remainder of his 2016 bonus was paid in April 2017. Mr. Miao’s target annual cash incentive was 50% of base salary and Mr. Krishnamurti’s target was 30% of base salary. Because of their respective terminations of employment, neither Mr. Miao nor Mr. Krishnamurti received any bonus for 2016.

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Mr. Stover, upon the occurrence of a capital raising “Transaction” (as such term is defined in Mr. Stover’s employment agreement) is eligible to receive non-equity incentive compensation calculated based on 3% of the net transaction proceeds received in connection with such a Transaction. In order to receive such non-equity incentive compensation, Mr. Stover must remain employed through the closing of the related Transaction. As a result of our stock offering in December 2016 (which constituted a “Transaction” under his employment agreement), Mr. Stover earned $50,719. Additionally, the Board awarded Mr. Stover a discretionary bonus of $127,500 (including the $50,000 bonus described in the paragraph above) for 2016, based on the Board’s determination of Mr. Stover’s and the Company’s performance in 2016.

Sign-on bonuses may be granted from time to time at the discretion of our Compensation Committee in connection with new hires at the executive officer level. There were no cash sign-on bonuses for any named executive officer in 2016.

Long-Term Equity Incentives

Our executives are also eligible to participate in a long-term equity incentive program each year, which is administered under our Incentive Plan. The long-term equity incentive component of our compensation program is used to promote alignment with stockholders and to balance the short-term focus of the annual cash incentive component by linking a substantial part of compensation to our long-term stockholder returns. The Compensation Committee believes that long-term stock-based compensation enhances our ability to attract and retain high quality talent and provides the motivation to improve our long-term financial performance and increase stockholder value. In 2016, Mr. Stover was granted 10,000 restricted stock units (“RSUs”), which vest in equal installments over a three-year period. Mr. Stover was also granted 32,636 stock options with an exercise price of $1.60. The options vest in equal monthly installments over a one-year period. Mr. Krishnamurti was granted 6,000 RSUs in 2016 which vest in equal installments over a three-year period. The RSUs were forfeited upon Mr. Krishnamurti’s termination from the Company on September 2, 2016.

Perquisites

As a matter of practice, we provide only limited perquisites to our executive officers that are not generally provided to all employees. Executives are eligible for the standard benefits and programs generally available to all of our employees. The value of special perquisites, as well as additional benefits that are available generally to all of our employees, that were provided to each named executive officer in 2016 are set forth in footnote 3 to the Summary Compensation Table.

Compensation Features Intended to Prevent Excessive Risk Taking

The Compensation Committee reviewed our compensation policies and practices for all employees, including executive officers, and believes that such policies and practices do not create risks that are reasonably likely to have a material adverse effect on us. In particular, the Compensation Committee believes that the following factors help mitigate against any such risks: (a) annual cash incentive compensation and long-term equity incentive compensation are based on a mix of our overall performance, business unit performance and individual performance; (b) the annual cash incentive compensation plan has no minimum funding levels, such that employees will not receive any rewards if satisfactory financial performance is not achieved by us; and (c) base salaries are consistent with employees’ responsibilities and general market practices so that they are not motivated to take excessive risks to achieve a reasonable level of financial security.

Outstanding Equity Awards

The following table provides information concerning the number and value of unexercised options, SARs, restricted stock awards and RSUs for the named executive officers outstanding as of the year ended December 31, 2016:

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OUTSTANDING EQUITY AWARDS AT DECEMBER 31, 2016

	Options/SARs Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options/SARs (#) Exercisable	Number of Securities Underlying Unexercised Options/SARs (#) Unexercisable		Option/ SAR Exercise Price ($)	Option/ SAR Expiration Date	Number of Shares/RSUs that have not Vested (#)		Market Value of Shares/RSUs that have not Vested ($)
Jack E. Stover	5,440	27,196	(2)	1.60	10/14/2026	10,000	(1)	44,000
James Early	1,334	6,666	(2)	1.60	10/14/2026	-		-
Graham G. Miao(4)	11,718	-		17.90	10/20/2019	-		-
Nat Krishnamurti (3)	-	-		-	-	-		-

(1)	Restricted stock units that vest one-third on each of February 3, 2017, February 3, 2018, and February 3, 2019.
(2)	Stock options that vest one-tenth on the 14th of each month from January 2017 through October 2017.
(3)	Upon his resignation on September 2, 2016, Mr. Krishnamurti forfeited his outstanding equity awards.
(4)	Mr. Miao no longer served with the Company effective March 1, 2016.

Potential Payments upon Termination or Change in Control

The following table includes the original estimated amount of compensation payable to Mr. Miao upon termination of his employment in accordance with his employment separation agreements. In general: (i) RSUs vest upon a change of control; and (ii) restricted stock vests upon a change of control. The amounts shown below assume that such termination was effective as of December 31, 2016, and are estimates of the amounts which would be paid out upon termination; however, with respect to Mr. Miao, the amount shown for him is based on his contractual severance at the time of his actual termination of employment. The actual amounts to be paid out can only be determined at the time of separation from the Company.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Name	Cash Payment ($)	Continuation of Medical/ Welfare Benefits (Present Value) ($)	Acceleration of Equity Awards ($) (1)	Total Termination Benefits ($)
Termination Without Cause or Resignation for Good Reason:
Jack E. Stover (2)	$225,000	$24,288	$120,149	$369,437
James Early	-	-	18,665	18,665
Graham G. Miao (3)	420,000	24,288	-	444,288
Nat Krishnamurti	-	-	-	-
Upon a Change in Control (Not in connection with a termination)
Jack E. Stover	$-	$-	$120,149	$120,149
James Early	-	-	18,665	18,665
Nat Krishnamurti	-	-	-	-

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(1)	These amounts are based on the value of RSUs held at December 31, 2016 that would become immediately vested upon retirement or a change of control pursuant to the applicable restricted stock grant agreement. Stock options that would become immediately vested upon a change in control pursuant to the Incentive Plan were included. The market value of all equity reflected in the above table is based on the closing stock price of $4.40 on December 30, 2016, the last day of trading in 2016.
(2)	Mr. Stover’s cash payment would be paid in nine equal monthly installments.
(3)	Mr. Miao’s employment was terminated on March 1, 2016 and he was entitled to receive the amounts and benefits upon such termination as discussed below. The Company reached agreement with Mr. Miao and four other former executives to accept 35% of their contracted severance amount. The $420,000 lump sum payment for Mr. Miao was subsequently reduced to $147,000 as a result of this agreement and was paid on February 27, 2017.

The amounts shown in the table above do not include payments and benefits to the extent they are provided on a non-discriminatory basis to salaried employees generally upon termination, including accrued vacation pay, distributions of plan balances under the 401(k) plan and payments of amounts under disability insurance policies.

Actions taken after the end of the Last Fiscal Year

In 2017, the Company granted 184,647 share options in excess of the number available for grant under the Company’s 2004 Incentive Plan. Upon discovery, these grants to six employees were cancelled and replaced with grants for the same number of shares at a price of $2.39, the fair market value on the date of grant, that will remain outstanding only if the stockholders approve Proposal No. 4 regarding the Incentive Plan. If the stockholders do not approve the amendment to the Incentive Plan, these grants will be cancelled and considered void ab initio.

Employment Arrangements

Jack E. Stover –Chief Executive Officer

On October 30, 2016, we entered into an employment agreement with Mr. Stover pursuant to which he receives an annual base salary of $300,000, subject to annual cost of living adjustments, and is eligible to receive an annual performance bonus with a target of 50% of his base salary, based on the attainment of certain quarterly performance targets. Pursuant to the Employment Agreement, the Company and Mr. Stover agreed that the performance targets for the first two quarters of 2016 were met at target. Mr. Stover received payment of this amount, as a partial payment of his 2016 performance bonus, on October 31, 2016. The remainder of the bonus was paid in April 2017.

In addition, upon the occurrence of a capital raising “Transaction” (as such term is defined in Mr. Stover’s employment agreement), provided he remains employed through the closing of such Transaction, Mr. Stover would receive non-equity incentive compensation calculated based on 3% of the net transaction proceeds received in connection with such Transaction. As a result of our stock offering in December 2016, Mr. Stover earned $50,719.

In the event of a termination of Mr. Stover’s employment by the Company without “Cause” or a resignation by Mr. Stover for “Good Reason” (as such terms are defined in the Employment Agreement), Mr. Stover would be entitled to receive monthly payments of $25,000 for nine months following such termination and, provided that Mr. Stover timely elected COBRA continuation coverage, the Company would pay his applicable COBRA premium for 12 months following such termination. Such payments and benefits would be subject to an effective release of claims and would cease upon breach by Mr. Stover of any applicable restrictive covenants.

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Graham G. Miao – Former Executive Vice President, Chief Financial Officer and Treasurer

On October 14, 2014, we entered into offer letter and an employment separation agreement with Mr. Miao upon his employment with us. Pursuant to the offer letter, Mr. Miao was employed as our Executive Vice President, Chief Financial Officer and Treasurer and his employment with us was “at will.” The offer letter provided for an annual base salary of $420,000, with eligibility for a cash annual incentive award with a target of 50% of base salary, based on achievement of established performance metrics. The offer letter provided that Mr. Miao was entitled to participate in long-term equity incentive awards plans, pursuant to which he is eligible to receive grants of RSUs and SARs with an aggregate grant date value of up to $300,000. All service-based long-term incentive awards would immediately vest upon the occurrence of a change in control.

Under Mr. Miao’s employment separation agreement, effective October 20, 2014, in consideration of certain covenants not to compete and not to solicit employees or clients for a period of up to 12 months after termination of employment, as well as a general release of claims against the Company, Mr. Miao was entitled to receive the following benefits if he was terminated without cause or if he resigned with good reason:

●	A payment equal to the product of 12 times his then current monthly base salary;

●	A payment equal to the average cash incentive compensation paid to him based on the three most recent years (or such lesser period of actual employment); and

●	Continued participation in our health and dental programs, at our expense, for 12 months

On March 28, 2016, the Company, in connection with Mr. Miao’s termination of employment, entered into a severance agreement and general release with Mr. Miao which implemented certain terms of the employment separation agreement effective October 20, 2014. This severance agreement and general release provided for certain severance benefits to Mr. Miao, including the following: (a) a lump sum cash severance payment of $420,000 in September 2016, which is equal to 12 months’ base salary and (b) 12 months of continued medical coverage at the Company’s expense. Mr. Miao would be subject to confidentiality, non-solicitation and non-competition obligations. The Company and Mr. Miao also mutually released each other from all claims. As stated above, pursuant to a settlement agreement, Mr. Miao agreed to accept 35% of this $420,000 contracted severance amount. Accordingly, the Company paid Mr. Miao $147,000 in full settlement of this amount on February 27, 2017.

James Early – Chief Financial Officer

On October 11, 2016, James Early was appointed as Chief Financial Officer for the Company by means of an Engagement Letter Agreement executed between the Company and Early Financial Consulting, LLC. Professional fees under this agreement are charged at the hourly rate of $250 per hour for the first 30 hours per week and $200 per hour for time in excess of 30 hours per week. Fees and travel expenses must be invoiced weekly under fifteen day payment terms. Services may be suspended if payments are deemed delinquent, and either party may terminate the agreement upon thirty days written notice. Either party may terminate the agreement (and Mr. Early’s service thereunder) upon 30 days’ notice with no severance or other termination payments due.

Nat Krishnamurti – Former Chief Financial Officer

Mr. Krishnamurti was not a party to any employment or severance agreement and was not entitled to any severance upon his voluntary termination of employment on September 2, 2016.

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PROPOSAL NO. 3 –
ADVISORY VOTE ON FREQUENCY OF EXECUTIVE COMPENSATION ADVISORY VOTES

In Proposal No. 2 above, we are asking stockholders to cast an advisory vote for the compensation disclosed in this proxy statement that we paid in fiscal 2016 to our named executive officers. This advisory vote is referred to as a “say-on-pay” vote.

In this Proposal No. 3, the Board of Directors is asking stockholders to cast a non-binding, advisory vote on how frequently we should have say-on-pay votes in the future. Stockholders will be able to mark the enclosed proxy card or voting instruction form on whether to hold say-on-pay votes every one, two or three years. Alternatively, you may indicate that you are abstaining from voting.

“RESOLVED, that the shareholders of the Company recommend, in a non-binding vote, whether an advisory vote to approve the compensation of the Company’s named executive officers should occur every one, two or three years.”

In 2013, stockholders approved an annual frequency for their non-binding approval of the compensation of the Company’s named executive officers. Section 14A of the Exchange Act requires that stockholders be afforded the opportunity to approve, on a non-binding basis, no less often than every six years the frequency of their non-binding approval of the compensation of the Company’s named executive officers. In the case of the Company, such vote must occur by 2019. The Company has elected to give stockholders the opportunity to participate in such a vote this year.

The Company believes that it has changed significantly since the prior stockholder vote in 2013, and that as a smaller reporting company, a triannual vote is more appropriate.

A triennial vote will provide us with the time to thoughtfully respond to shareowners’ sentiments and implement any necessary changes. We carefully review changes to our program to maintain the consistency and credibility of the program which is important in motivating and retaining our employees. We therefore believe that a triennial vote is an appropriate frequency to provide our people and compensation committee sufficient time to thoughtfully consider shareowners’ input and to implement any appropriate changes to our executive compensation program, in light of the timing that would be required to implement any decisions related to such changes.

We will continue to engage with our shareowners regarding our executive compensation program during the period between shareowner votes. Engagement with our shareowners is a key component of our corporate governance. We seek and are open to input from our shareowners regarding board and governance matters, as well as our executive compensation program, and believe we have been appropriately responsive to our shareowners. We believe this outreach to shareowners, and our shareowners’ ability to contact us at any time to express specific views on executive compensation, hold us accountable to shareowners and reduce the need for and value of more frequent advisory votes on executive compensation.

This vote, like the say-on-pay vote itself in Proposal No. 2, is not binding on the Board. The Board believes that every three years is the appropriate frequency. Our executive compensation programs are intended to have a focus that is longer than the current year for which compensation is paid. The Board believes that our executive compensation programs should be evaluated in a say-on-pay stockholder vote over a period longer than one year because our programs are designed to reward performance over time, and the Company believes that three years is an appropriate period over which to evaluate the effectiveness of those programs. While we recognize that there are many views on the appropriateness of any interval of frequency, we believe that conducting an annual advisory vote on executive compensation may unnecessarily focus on short-term performance. However, if a plurality of votes is cast in favor of an interval other than three years, the Board intends to consider the vote of stockholders and evaluate the frequency with which an advisory vote on executive compensation will be submitted to stockholders in the future. Even if a plurality of votes are cast in favor of a three-year frequency, if our executive compensation program is materially changed in any year, the Board may present a say-on-pay vote at the next annual meeting even if it would otherwise not be scheduled.

Proposal No. 3 must be approved by a majority of the votes cast at the Annual Meeting. A properly executed WHITE proxy card marked ABSTAIN with respect to this proposal will not be voted and will have no effect on the outcome of the vote. In addition, broker non-votes will be excluded entirely from the vote and will, therefore, have no effect on the outcome of the vote.

The Board Unanimously Recommends That Stockholders Select “EVERY 3 YEARS” On The Proposal Concerning The Frequency Of Future Advisory Votes On Executive Compensation.

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PROPOSAL NO. 4 –
APPROVAL OF AMENDMENT TO OUR AMENDED AND RESTATED 2004 STOCK AWARD
AND INCENTIVE PLAN
AND approval of CERTAIN RECENT OPTION AWARDS

At the Annual Meeting, our stockholders will be asked to approve an amendment to our Amended and Restated 2004 Stock Award and Incentive Plan (the “Incentive Plan”) increasing the maximum number of shares of our common stock that may be issued under the Incentive Plan by 3,700,000 and to approve certain recent stock option awards under the Incentive Plan. As of July 31, 2017, we had no shares available for grant under the Incentive Plan.

On August 7, 2017, our Board of Directors unanimously adopted an amendment to our Incentive Plan that will increase the total number of shares of common stock that can be issued under the Incentive Plan by 3,700,000 shares (the “Amendment”). The effectiveness of the Amendment is subject to approval by the Company’s stockholders at the Annual Meeting. Our executive officers and directors have an interest in the Amendment because they are eligible for awards under the Incentive Plan.

Additionally, if the stockholders approve the Amendment to the Incentive Plan, then certain option awards to six employees, that were contingent on receiving such stockholder approval will remain outstanding (the “Contingent Awards”). These option awards aggregating 184,647 shares were made on May 11, 2017, with a strike price of $2.39 and will vest in equal monthly installments over one year subject generally to the continued service of the grantees.

The text of the proposed Incentive Plan (including the Amendment) is attached to this Proxy Statement as Annex A.

Except as set forth above, there are no other changes to the Incentive Plan. If our stockholders do not approve the proposed Amendment to the Incentive Plan, then the Incentive Plan will continue, without modifications, in full force and effect and all of the Contingent Awards will be immediately forfeited.

If our stockholders do not approve this proposal, no further awards could be made under the Incentive Plan, and we will have lost our only vehicle for providing equity-based compensation to our directors, executives and other key personnel. The Board believes this would present serious challenges to our ability to attract and retain management and other key personnel and would be detrimental to our business and the interests of our stockholders. Accordingly, our Board of Directors recommends the approval of the Amendment and the grant of options with respect to 184,647 shares underlying the Contingent Awards pursuant to the Incentive Plan to certain non-executive members of the Company’s management team.

Background and Reasons for the Amendment

The Incentive Plan’s purpose is to attract, retain and motivate executives, other key employees, non-employee directors and providers of substantial services to us. Equity compensation has been a key element of our compensation program, and the ability to grant equity-based compensation has enabled us to attract and retain talented employees. Additionally, equity-based awards have allowed us to link incentive rewards to our performance, to encourage employee ownership in our stock and to further align the interests of employees with those of our stockholders. Equity based compensation is a common form of compensation in our industry, and without these awards, we would be at a significant disadvantage against our competitors for recruiting and retaining key talent.

As of July 31, 2017, we had no shares available for grant under the Incentive Plan.

In 2017, the Company inadvertently granted 184,647 share options to six employees in excess of the number available for grant under the Existing Plan. These grants, were cancelled and replaced with the Contingent Awards. These option grants were made on May 11, 2017, with a strike price of $2.39 and will vest in equal monthly installments over one year subject generally to the continued service of the grantees. The Contingent Awards will only remain outstanding if the stockholders approve the proposal. If the stockholders do not approve this Proposal No. 4, these Contingent Awards will be cancelled immediately and considered void ab initio.

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We wish to replenish the number of shares available for grant to attract, motivate and retain executives, other key employees, non-employee directors and providers of substantial services to us as we seek to grow our business. We believe that our future success and growth depends, in large part, upon our ability to maintain a competitive position in attracting, motivating and retaining key personnel. Equity based compensation is not only an expected part of the compensation package in the extremely competitive labor markets in which we compete, but we believe it is also particularly important for us since we have an emerging growth diagnostics business and need to be able to offer competitive equity based compensation to attract and retain key talent due to the risks inherent with a business in its growth phase. Furthermore, we believe that being able to offer personnel competitive equity based compensation will enable us to conserve some of our cash resources and apply some of those cash resources toward research and development, marketing initiatives, strategic relationships, acquisitions and other opportunities that we believe we will need to consider and possibly pursue in order to grow our business. In light of our compensation philosophy and our business strategy to grow our business, as well as the fact that we have no more shares eligible for issuance under the Incentive Plan, we believe that the Amendment is necessary under the Incentive Plan is insufficient to satisfy our future equity compensation needs. If we are unable to make awards to key personnel, we believe we will be put at a significant competitive disadvantage and our business may be adversely affected. Furthermore, if we are unable to make competitive equity awards to key personnel, in order to attract, motivate and retain those individuals and remain competitive with our compensation program, we may need to use some of our cash resources to pay increased cash compensation, which would reduce the cash flow available for the operation of our business.

Reasons for Stockholder Approval

Our board of directors seeks stockholder approval of the Amendment in order to satisfy certain requirements, including NASDAQ rules which require stockholder approval of material modifications to plans such as the Incentive Plan, including, but not limited to, amendments which increase the number of shares available under such plans. In addition, our board of directors regards stockholder approval of the Amendment as desirable and consistent with corporate governance best practices.

As of July 31, 2017, the equity awards available and outstanding under the Incentive Plan, and their respective features, were as follows(1):

SARs Outstanding	84,963
RSUs Outstanding	68,000
Stock Options Outstanding	322,882	*
Shares Available for Grant	0

*Excludes Contingent Awards discussed above.

(1)	The figures included in this table reflect all equity plan shares. This table excludes the 3,700,000 shares requested in this proposal.

Summary of the Incentive Plan

The material features of the Incentive Plan are described below. This summary does not purport to be a complete description of all of the provisions of the Incentive Plan, and is qualified in its entirety by reference to the full text of the Incentive Plan, which is attached to this Proxy Statement as Annex D and which we incorporate by reference into this Proxy Statement.

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Purpose of the Incentive Plan

The Incentive Plan has enabled us to implement a compensation program with different types of incentives for attracting, retaining and motivating employees, directors and other persons who provide substantial services to us. In particular, stock options, restricted stock, SARs and RSUs are an important element of compensation for employees and directors because such awards enable them to acquire or increase their proprietary interest in us, thereby promoting a closer identity of interests between them and our stockholders. Annual incentive awards and other performance-based awards provide rewards for achieving specific performance objectives, such as earnings goals. The ability to grant such awards as compensation under the Incentive Plan will help us to remain competitive, and provide a stronger incentive for each person granted an award to dedicate his or her maximum efforts for the success of our business. Our board of directors and the Compensation Committee therefore view the Incentive Plan as a key part of our compensation program.

Types of Awards Available Under the Incentive Plan

The Incentive Plan authorizes a broad range of awards, including:

●	stock options;

●	SARs, which is a contractual right to receive cash or shares of stock equal in value to the excess of the price of the shares at the time of exercise over the price of the shares on the grant date;

●	restricted stock, which is a current grant of shares subject to a risk of forfeiture and restrictions on transfer;

●	deferred stock, which is a contractual commitment to deliver shares or other awards at a future date, which may also be referred to as “stock units,” “RSUs,” “phantom shares” or “performance shares”;

●	bonus stock and other awards based on our common stock;

●	dividend equivalents, which are rights to receive cash, shares or other awards equal in value to dividends paid with respect to specified number of shares of our stock;

●	performance awards, denominated in cash, stock or other awards, tied to the achievement of specific performance objectives; and

●	options to purchase shares pursuant to an employee stock purchase program.

Shares Available under the Incentive Plan

Only the number of shares actually delivered to participants in connection with an award are counted against the number of shares reserved under the Incentive Plan. Thus, shares underlying an award will become available again for new awards if an award expires or is forfeited, if shares are withheld or separately surrendered to pay the exercise price of an option or to satisfy tax withholding obligations relating to an award, if fewer shares are delivered upon exercise of a SAR than the number to which the SAR related, or if shares that had been issued as restricted stock are forfeited.

As of July 31, 2017, there were 475,845 shares subject to outstanding awards under our plans, which as described above may become available for grant under the Incentive Plan if those awards expire or are forfeited. In addition, as of July 31, 2017, there were no shares of common stock available for issuance in respect of new awards under the Incentive Plan.

The proposed Amendment to the Incentive Plan we are asking you to approve would increase the shares available under the Incentive Plan by 3,700,000. As of July 31, 2017, this amount of shares represented approximately 17% of the issued and outstanding shares of our common stock.

Shares delivered under the Incentive Plan may be either authorized and unissued shares or treasury shares. The number of shares reserved under the Incentive Plan is subject to adjustment in the event of stock splits, stock dividends, and other extraordinary events.

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On July 31, 2017 the last reported sale price of our common stock on NASDAQ was $0.91 per share. The above numbers do not include the Contingent Awards, as those will only be counted as outstanding, if, and only if, the stockholders approve this proposal.

Per-Person Award Limitations

The Incentive Plan includes limitations on the amount of awards that may be granted to a participant in a given year in order to qualify awards as “performance-based” compensation not subject to the limitation on deductibility under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”). Under this annual per-person limitation, a participant may in any year be granted share-based awards of each type authorized under the Incentive Plan – options, SARs, restricted stock, deferred stock, bonus stock or stock in lieu of other compensation obligations, dividend equivalents, and other stock-based awards – relating to no more than his or her “Annual Limit.” The Annual Limit equals 400,000 shares of each type of share-based award, plus the amount of the participant’s unused Annual Limit relating to share-based awards of the same type as of the close of the previous year, subject to adjustment for splits and other extraordinary corporate events.

With respect to incentive awards not valued by reference to common stock at the date of grant, the Incentive Plan limits such performance awards that may be earned by a participant to the participant’s defined Annual Limit, which for this purpose equals $3,500,000 plus the amount of the participant’s unused cash Annual Limit as of the close of the previous year. The per person limit on stock-based awards is independent of the limit on cash-denominated performance awards. These limits apply only to awards under the Incentive Plan and do not limit our ability to enter into compensation arrangements outside of the Stock Incentive Plan.

Adjustments to Shares Reserved, Awards and Award Limits

In the event of a large, special and non-recurring dividend or distribution, recapitalization, stock split, stock dividend, reorganization, business combination, or other similar corporate transaction or event affecting the common stock, the Compensation Committee will, in the manner it deems equitable, adjust the number and kind of shares which may be delivered in connection with an award, the number and kind of shares by which annual per-person award limits are measured, any exercise price or share price referenced in the award terms and other terms of the award in order to preserve without enhancing or diminishing the value of the award. The Compensation Committee is also authorized to adjust performance conditions and other terms of awards in response to these kinds of events or to changes in applicable laws, regulations, or accounting principles.

No Re-pricing

We may not re-price, replace, or re-grant options or SARs granted under the Incentive Plan without stockholder approval. Specifically, without stockholder approval: (i) no outstanding option or SAR granted under the Incentive Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding option or SAR; (ii) our board of directors may not cancel any outstanding option or SAR (whether or not granted under the Incentive Plan) and grant in substitution therefor new awards under the Incentive Plan covering the same or a different number of shares of stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option or SAR; and (iii) we may not repurchase for cash options or SARs granted under the Incentive Plan with an exercise price that is more than 100% of the fair market value of a share of stock on the date of repurchase.

Eligibility

Our employees or employees of any of our subsidiaries or affiliates, non-employee directors, a consultant or any other person who provides substantial services to us or a subsidiary or affiliate are eligible to be granted awards under the Incentive Plan. A prospective employee may be granted an award, but no value may be realized under it if such person does not become an employee. The Compensation Committee has the authority to select eligible persons to become participants in the Incentive Plan. As of July 31, 2017, approximately 66 employees, two non-employee directors and seven consultants or other persons providing substantial services to us, a subsidiary or affiliate are eligible to participate in the Incentive Plan. Additionally, the Compensation Committee has generally granted our Chief Executive Officer the authority to issue stock-based awards up to a certain share or dollar amount each year to employees who are not members of the management team and who have made special contributions to us.

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Administration

The Incentive Plan is administered by the Compensation Committee, except that our board of directors may itself act in place of the Compensation Committee to administer the Incentive Plan. The members of the Compensation Committee must be non-employee directors. Subject to the terms and conditions of the Incentive Plan, the Compensation Committee is authorized to select participants, grant awards, determine the type and number of awards to be granted and the number of shares to which awards will relate or the amount of an annual or long term incentive award, specify times at which awards will be exercisable or settled, including performance conditions that may be required as a condition thereof, set other terms and conditions of such awards, prescribe forms of award agreements, interpret and specify rules and regulations relating to the Incentive Plan, and make all other determinations, which may be necessary or advisable for the administration of the Incentive Plan. It is not the Compensation Committee’s practice to permit transfers of awards for consideration.

The Compensation Committee is permitted to delegate authority to our Chief Executive Officer or other officers of the Company to perform such functions as the Compensation Committee may determine, including the granting of awards, but action pursuant to delegated authority generally will be limited to grants to employees who are below the executive officer level. The Incentive Plan provides that Compensation Committee members shall not be personally liable, and shall be fully indemnified, in connection with any action, determination, or interpretation taken or made in good faith under the Incentive Plan.

Stock Options and SARs

The Compensation Committee is authorized to grant stock options, including both ISOs, which can result in potentially favorable tax treatment to the participant, and non-qualified stock options. SARs may also be granted, entitling the participant to receive the excess of the fair market value of a share on the date of exercise over the SAR’s designated “grant price.” The exercise price of an option and the grant price of a SAR are determined by the Compensation Committee, but generally may not be less than the fair market value of the shares on the date of grant. The maximum term of each option or SAR will be ten years from the date of grant. Subject to this limit, the times at which each option or SAR will be exercisable and provisions requiring forfeiture of unexercised options at or following termination of employment or upon the occurrence of other events generally are fixed by the Compensation Committee. Options may be exercised by payment of the exercise price in cash, shares or other property (which may include through cashless exercise procedures) or by surrender of other outstanding awards having a fair market value equal to the exercise price. Methods of exercise and settlement and other terms of SARs will be determined by the Compensation Committee. SARs may be exercisable for shares or for cash, as determined by the Compensation Committee.

Restricted and Deferred Stock/ RSUs

The Compensation Committee is authorized to grant restricted stock and deferred stock. Prior to the end of the restricted period, shares granted as restricted stock may not be sold, and will be forfeited in the event of termination of employment in specified circumstances. The Compensation Committee will establish the length of the restricted period for awards of restricted stock. Aside from the risk of forfeiture and non-transferability, an award of restricted stock entitles the participant to the rights of our stockholders, including the right to vote the shares and to receive dividends, unless otherwise determined by the Compensation Committee.

Deferred stock gives a participant the right to receive shares at the end of a specified deferral period. Deferred stock subject to forfeiture conditions may be denominated as an award of RSUs. The Compensation Committee will establish any vesting requirements for deferred stock/ RSUs granted for continuing services. One advantage of RSUs, as compared to restricted stock, is that the period during which the award is deferred as to settlement can be extended past the date the award becomes non-forfeitable, so the Compensation Committee can require or permit a participant to continue to hold an interest tied to common stock on a tax-deferred basis. Prior to settlement, deferred stock awards, including RSUs, carry no voting or dividend rights or other rights associated with stock ownership, but dividend equivalents may be paid or accrue if so authorized by the Compensation Committee.

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Other Stock-Based Awards, Stock Bonus Awards, and Awards in Lieu of Other Obligations

The Incentive Plan authorizes the Compensation Committee to grant awards that are denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, common stock. The Compensation Committee will determine the terms and conditions of such awards, including the consideration to be paid to exercise awards in the nature of purchase rights, the periods during which awards will be outstanding, and any forfeiture conditions and restrictions on awards. In addition, the Compensation Committee is authorized to grant shares as a bonus free of restrictions, or to grant shares or other awards in lieu of obligations under other plans or compensatory arrangements, subject to such terms as the Compensation Committee may specify.

Performance-Based Awards

The Compensation Committee may grant performance awards, which may be denominated as a cash amount, number of shares or specified number of other awards. Generally, performance awards require satisfaction of pre-established performance goals, consisting of one or more business criteria and a targeted performance level with respect to such criteria as a condition of awards being granted or becoming exercisable or settleable, or as a condition to accelerating the timing of such events. Performance may be measured over a period of any length specified by the Compensation Committee. If so determined by the Compensation Committee, in order to avoid the limitations on tax deductibility under Section 162(m) of the Code, the business criteria used by the Compensation Committee in establishing performance goals applicable to performance awards to the named executive officers will be selected from among the following:

●	revenues;

●	earnings from operations, earnings before or after taxes, earnings before or after interest, depreciation, amortization, incentives, service fees or extraordinary or special items;

●	return on assets, return on investment, return on capital or return on equity;

●	net revenue or net income per common share (basic or diluted);

●	cash flow, free cash flow, cash flow return on investment, or net cash provided by operations;

●	economic value created or added;

●	operating margin or profit margin;

●	stock price or total stockholder return; and

●	strategic business criteria, consisting of one or more objectives based on meeting specified market penetration or value added, geographic business expansion goals, cost targets, the acquisition of new clients and/or the retention of existing clients, client satisfaction, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, goals relating to acquisitions or divestitures of subsidiaries or affiliates, goals related to entering into or the performance of joint ventures or strategic alliances, and goals related to the development of new services and markets and our financial performance related to such new services and markets.

The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Compensation Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies. The Compensation Committee may specify that these performance measures will be determined before payment of bonuses, capital charges, non-recurring or extraordinary income or expense, or other financial and general and administrative expenses for the performance period.

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Annual Incentive Awards

One type of performance award that may be granted under the Incentive Plan is annual incentive awards, settleable in cash, shares or other awards upon achievement of pre-established performance objectives achieved during a specified period of up to one year. The Compensation Committee generally must establish the terms of annual incentive awards, including the applicable performance goals and the corresponding amounts payable (subject to per-person limits), and other terms of settlement, and all other terms of these awards, not later than the earlier of 90 days after the beginning of the performance period and the time that 25% of such performance period has elapsed. As stated above, annual incentive awards granted to named executive officers are intended to constitute “performance-based compensation” not subject to the limitation on deductibility under Section 162(m) of the Code. In order for such an annual incentive award to be earned, one or more of the performance objectives described in the preceding paragraph will have to be achieved. The Compensation Committee may specify additional requirements for the earning of such awards.

Employee Stock Purchase Program

The Compensation Committee has discretion to make awards under the “employee stock purchase plan” component of the Incentive Plan (the “ESPP”) and the discretion to determine employees who are eligible to participate in the ESPP. Employees who are not eligible to participate in the ESPP include, but are not limited to, any participant who would own more than 5% of the voting power or value of our stock immediately after a grant under the ESPP and participation for each eligible participant is annually limited such that no participant may receive options to purchase more than $25,000 of common stock based on the fair market value of such stock at the time the options are granted. The aggregate number of shares of stock that may be subject to options under the ESPP is determined on an annual basis.

Forfeiture of Awards and Award Gains Upon Certain Events

Unless otherwise determined by the Compensation Committee, each award granted under the Incentive Plan will be subject to forfeiture, as described in this section. The unexercised portion of an option, whether or not vested, and any other award not then settled, will be forfeited and cancelled upon a forfeiture event, as defined in the Incentive Plan, and the participant will be obligated to repay us the total amount of gain realized by the participant upon exercise or settlement of the award that occurred within the time period specified in the Incentive Plan. A forfeiture event is defined in the Incentive Plan as any of the following events, if the event occurs either during the participant’s employment with us or during the one-year period following termination of employment: (i) the participant competing with us, interfering with our business relationships or influencing our employees to terminate employment with us; (ii) the participant’s failure to maintain as confidential our confidential or proprietary information; (iii) the participant making disparaging remarks about us or our representatives; (iv) the participant’s failure to cooperate with us in any suit or proceeding; or (v) termination of the participant’s employment for cause, as defined in the Incentive Plan.

Dividend Equivalents

Dividend equivalents are rights to receive payments or property equal in value to the amount of dividends paid on a specified number of shares of common stock while an award is outstanding. These amounts may be in the form of cash, stock, other awards or other property having a value equal to the dividends paid with respect to a specified number of shares. Historically, we have not paid any dividends to our stockholders or granted any dividend equivalents under the original 2004 Stock Award and Incentive Plan (including, without limitation, any dividend equivalent rights in respect of performance-based awards).

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These awards may be granted on a stand-alone basis or in conjunction with another award. Typically, rights to dividend equivalents would be granted in connection with RSUs or deferred stock, so that the participant can earn amounts equal to dividends paid on the number of shares covered by the award while the award is outstanding.

Vesting, Forfeitures, and Related Award Terms

The Compensation Committee may, in its discretion, determine the vesting schedule of options and other awards, the circumstances that will result in forfeiture of awards, the post-termination exercise periods of options and similar awards, and the events that will result in acceleration of the ability to exercise and the lapse of restrictions, or the expiration of any deferral period, on any award.

Impact of a Change in Control

Upon a change in control, as defined in the Incentive Plan, unless otherwise provided by the Compensation Committee in the award agreement, awards will become fully vested and exercisable and restrictions thereon will lapse. In addition, the Compensation Committee may permit a participant who holds an option or SAR the right to elect, during the 60-day period immediately following the change in control, to receive in cash the excess of the change in control price over the exercise price of the option or SAR, in lieu of acquiring shares covered by the option or SAR, for each share covered by such option. The Compensation Committee may also extend to any participant who holds other types of awards denominated in shares the right to elect, during the 60-day period immediately following the change in control, in lieu of receiving shares covered by the award, to receive in cash the change in control price multiplied by the number of shares covered by the award. The change in control price will be determined based on the highest market price during the 60-day period prior to or following the change in control or, if higher, the consideration received by stockholders in the change in control transaction. The Compensation Committee may also specify in any award agreement that performance conditions will be deemed met or exceeded upon a change in control.

Amendment and Termination of the Incentive Plan

Our board of directors may amend, suspend, discontinue, or terminate the Incentive Plan or the Compensation Committee’s authority to grant awards thereunder without stockholder approval, except as required by law or regulation or under the NASDAQ rules. NASDAQ rules require stockholder approval of material modifications to plans such as the Incentive Plan, including, but not limited to, amendments which increase the number of shares available under such plans. Unless earlier terminated by our board of directors, the Incentive Plan will terminate at such time that no shares reserved under the Incentive Plan remain available and we have no further obligation with respect to any outstanding award.

Federal Income Tax Implications of the Incentive Plan

The following discussion is a summary of certain federal income tax considerations that may be relevant with respect to awards issuable under the Incentive Plan. The discussion is for general informational purposes only and does not purport to address specific federal income tax considerations that may apply to a participant based on his or her particular circumstances, nor does it address state or local income tax or other considerations that may be relevant to a participant. In general, the discussion below relates only to types of awards that we currently grant or have granted in the past.

Stock Options and SARs

The grant of an option or a SAR will create no federal income tax consequences for the participant or the Company. A participant will not have taxable income upon exercising an option which is an ISO, except that alternative minimum tax may apply. Upon exercising an option which is not an ISO, the participant generally must recognize ordinary income equal to the difference between the exercise price and the fair market value of the freely transferable and non-forfeitable shares acquired on the date of exercise. Upon exercising a SAR, the participant must generally recognize ordinary income equal to the difference between the grant price and the cash or the fair market value of the shares received.

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Upon a disposition of shares acquired upon exercise of an ISO before the end of the applicable ISO holding periods (two years from the date the option was granted and one year from the date the shares were transferred upon the exercise of the option), the participant must generally recognize ordinary income equal to the lesser of (i) the fair market value of the ISO shares at the date of exercise minus the exercise price or (ii) the amount realized upon the disposition of the ISO shares minus the exercise price.

Otherwise, a participant’s sale of shares acquired by exercise of an option generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the participant’s tax “basis” in such shares. The tax “basis” normally is the exercise price plus any amount he or she recognized as ordinary income in connection with the option’s exercise. A participant’s sale of shares acquired by exercise of a SAR generally will result in short-term or long-term capital gain or loss measured by the difference between the sale price and the tax “basis” in the shares, which generally is the amount he or she recognized as ordinary income in connection with the SAR’s exercise.

We normally can claim a tax deduction equal to the amount recognized as ordinary income by a participant in connection with an option or SAR, but no tax deduction relating to a participant’s capital gains. Accordingly, we will not be entitled to any tax deduction with respect to an ISO if the participant holds the shares for the applicable ISO holding periods before selling the shares.

Restricted Stock

A participant will generally not recognize federal taxable income when he or she receives a grant of restricted stock, and we will not be entitled to a deduction, until the stock is transferable by the participant or is otherwise no longer subject to a substantial risk of forfeiture. When the stock is either transferable or is no longer subject to a substantial risk of forfeiture, a participant will recognize ordinary income in an amount equal to the fair market value of the shares at that time (less any amounts paid for the shares), and generally, we will be entitled to a deduction in the same amount. Any gain or loss recognized by the participant upon a later disposition of the shares will be capital gain or loss. A participant’s holding period for purposes of determining whether that capital gain or loss is long-term or short-term will be counted from the date the stock became transferable or ceased to be subject to a substantial risk of forfeiture.

A participant may elect to recognize ordinary income in the year when the share award is granted in an amount equal to the fair market value of the shares subject to the award (less any amounts paid for such shares) at the time of grant, determined without regard to any restrictions. This election is referred to as a Section 83(b) election. In that event, we will be entitled to a corresponding deduction in the same year. Any gain or loss recognized by the participant upon a later disposition of the shares will be capital gain or loss. A participant’s holding period for purposes of determining whether that capital gain or loss is long-term or short-term will be counted from the date of the original transfer to the participant. The participant may not claim a credit for any tax previously paid on stock that is later forfeited.

Deferred Stock/ RSUs

If a participant is granted deferred stock or a RSU, he or she will not be required to recognize any taxable income at the time of grant. Upon distribution of shares or cash in respect of deferred stock or a RSU, the fair market value of those shares or the amount of that cash will be taxable to the participant as ordinary income and we will receive a deduction equal to the income recognized by the participant. The subsequent disposition of shares acquired pursuant to deferred stock or a RSU will result in capital gain or loss based on the difference between the price received on disposition and the participant’s basis in those shares (generally, the market value of the shares at the time of their issuance).

Performance-Based Compensation

As discussed above, compensation that qualifies as “performance-based” compensation is excluded from the limitation on deductibility under Section 162(m) of the Code, and therefore remains fully deductible by the company that pays it.

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Under the Incentive Plan, options and SARs granted with an exercise price or grant price at least equal to 100% of fair market value of the underlying stock at the date of grant, and certain other awards which are conditioned upon achievement of performance goals are intended to qualify as such “performance-based” compensation. A number of requirements must be met in order for particular compensation to so qualify; however, there can be no assurance that such compensation under the Incentive Plan will be fully deductible under all circumstances.

The foregoing provides only a general description of the application of federal income tax laws to certain awards under the Incentive Plan. This discussion is intended for the information of stockholders considering how to vote at the Annual Meeting and not as tax guidance to participants in the Incentive Plan, as the consequences may vary with the types of awards made, the identity of the recipients and the method of payment or settlement. This summary does not address the effects of other federal taxes (including possible “golden parachute” excise taxes and taxed under Section 409A of the Code) or taxes imposed under state, local, or foreign tax laws.

New Plan Benefits

If the proposed Amendment to the Incentive Plan is approved by stockholders, awards under the Incentive Plan will be determined by the Compensation Committee in its discretion, and it is, therefore, not possible to predict the awards that will be made to particular officers or directors in the future under the Incentive Plan. In addition, the options to purchase 184,647 shares of common stock granted to six employees will have been approved.

Securities Authorized For Issuance under Equity Compensation Plans

The table below sets forth certain information with respect to all of our equity compensation plans as of June 30, 2017, and does not reflect grants, awards, exercises, terminations or expirations since that date.

Equity Compensation Plan Information

Six Months Ended June 30, 2017

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders (2004 Stock Award and Incentive Plan, 2000 Omnibus Incentive Compensation Plan, and 1998 Stock Option Plan)	396,128	$10.29	-
Equity compensation plans not approved by security holders	11,718	$17.90	-
Total	407,846	$10.51	-

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RECOMMENDATION

OUR BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” PROPOSAL NO. 4 TO APPROVE AN AMENDMENT TO OUR AMENDED 2004 STOCK AWARD AND INCENTIVE PLAN AND TO APPROVE CERTAIN RECENT OPTION AWARDS.

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PROPOSAL NO. 5 –
RATIFICATION OF APPOINTMENT OF OUR
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee of our Board has appointed BDO as our independent registered public accounting firm for the fiscal year ending December 31, 2017. Although stockholder approval is not required, we desire to obtain from the stockholders an indication of their approval or disapproval of the Audit Committee’s action in appointing BDO as the independent registered public accounting firm of the Company and its subsidiaries. The accompanying proxy will be voted FOR the ratification of the appointment of BDO unless the proxy contains instructions otherwise. If the stockholders do not ratify this appointment, such appointment will be reconsidered by the Audit Committee, but the Audit Committee will not be required to take any action.

A representative of BDO will be present at the Annual Meeting and will be afforded an opportunity to make a statement and to respond to questions

The Board Recommends a Vote FOR the Ratification of the Appointment of
BDO USA, LLP for Fiscal Year 2017, and Proxies That are Returned
will be So Voted Unless Otherwise Instructed.

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Audit Committee Matters and Fees Paid to Independent Registered Public Accounting Firm

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services

Under its charter, the Audit Committee must pre-approve all engagements of our independent registered public accounting firm unless an exception to such pre-approval exists under the Exchange Act or the rules of the SEC. Each year, the independent registered public accounting firm’s retention to audit our financial statements and permissible non-audit services, including the associated fees, is approved by the Audit Committee. At the beginning of each fiscal year, the Audit Committee evaluates other known potential engagements of the independent registered public accounting firm, in light of the scope of the work proposed to be performed and the proposed fees, and approves or rejects each service, taking into account whether the services are permissible under applicable law and the possible impact of each non-audit service on the independent registered public accounting firm’s independence. At subsequent Audit Committee meetings, the Audit Committee receives updates on the services actually provided by the independent registered public accounting firm, and management may present additional services for approval. Typically, these would be services, such as due diligence for an acquisition, that were not known at the beginning of the year. The Audit Committee has delegated to the Chairperson of the Audit Committee the authority to evaluate and approve engagements on behalf of the Audit Committee in the event that a need arises for pre-approval between committee meetings. If the Chairperson so approves any such engagements, he will report that approval to the full Audit Committee at the next Audit Committee meeting. All of the services and corresponding fees described above were approved by the Audit Committee.

BDO USA LLP (“BDO”), an independent registered public accounting firm, has served as our independent accountants beginning in 2012. Fees for services provided by BDO for the past two completed years ended December 31 were as follows:

PRINCIPAL ACCOUNTANT FEES AND SERVICES
	2016	2015
Audit Fees	$287,266	$469,726
Audit-Related Fees	11,950	11,302
Tax Fees	-	-
All Other Fees	-	-
Total Fees	$299,216	$481,028

Audit fees include the audit of our consolidated financial statements.

Included within audit fees for the year ended December 31, 2016 are those fees totaling $7,988 associated with the filing of the Company’s registration statement on Form S-8 on October 26, 2016, and fees totaling $56,000 associated with our registered public offering in December 2016.

Included within audit fees for the year ended December 31, 2015 are those fees totaling $48,129 associated with the filing of the Company’s registration statement on Form S-3 and Form S-3/A on October 2, 2015 and October 7, 2015, respectively, and fees totaling $78,393 associated with the disposition of the Company’s Commercial Services business as presented in the Company’s definitive proxy statement and Form 8-K on December 23, 2015.

Fees for audit-related services in 2016 and 2015 consist of the audits of our 401(k) plan by BDO.

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AUDIT COMMITTEE REPORT

The following Report of the Audit Committee shall not be deemed incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent we specifically incorporate it by reference therein.

The Audit Committee has reviewed our audited financial statements for the fiscal year ended December 31, 2016 and discussed them with management and BDO USA, LLP (“BDO”), the independent registered public accounting firm that audited our financial statements for fiscal 2016. The Audit Committee has also discussed with BDO the matters required to be discussed by Public Company Accounting Oversight Board’s Audit Standard No. 16 Communication with Audit Committees. The Audit Committee also received the written disclosures and the letter from BDO required by Rule 3526 of the Public Company Accounting Oversight Board (Communications with Audit Committees Concerning Independence), and the Audit Committee discussed with BDO the firm’s independence.

Management is responsible for the preparation, presentation and integrity of our financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations, including the effectiveness of internal control over financial reporting. BDO was responsible for performing an independent audit of our financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. BDO had full access to the Audit Committee to discuss any matters they deem appropriate.

Based on the reports and discussions described in this report, the Audit Committee recommended to the Board that our audited financial statements for the fiscal year ended December 31, 2016 be included in our annual report on Form 10-K for the year ended December 31, 2016 for filing with the SEC.

Submitted by the Audit Committee

Joseph Keegan, Chairperson

Stephen Sullivan

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SECURITY OWNERSHIP OF CERTAIN
BENEFICIAL OWNERS AND MANAGEMENT

The following table shows, as of July 31, 2017 (unless otherwise indicated), the number of shares of our common stock beneficially owned by: (i) each stockholder who is known by us to own beneficially in excess of 5% of our outstanding common stock; (ii) each of our current directors; (iii) each of our named executive officers included in the section of this Proxy Statement entitled “Summary Compensation Table”; and (iv) all directors and executive officers as a group.

Except as otherwise indicated, the persons listed below have sole voting and investment power with respect to all shares of common stock owned by them and all information with respect to beneficial ownership has been furnished to us by the respective stockholder. The address of the persons listed below is c/o Interpace Diagnostics Group, Inc., Morris Corporate Center One, Building C, 300 Interpace Parkway, Parsippany, New Jersey 07054. On December 28, 2016, the Company effected a one-for-ten reverse split of the issued and outstanding shares of its common stock in order to achieve the requisite increase in the market price of its common stock to be in compliance with the NASDAQ minimum bid price requirement. At the effective time of the reverse split, every 10 shares of common stock issued and outstanding were automatically combined into one share of issued and outstanding common stock, without any change in the par value per share. The share totals below reflect that split. The percentage of beneficial ownership is based on 22,163,604 shares of common stock outstanding on July 31, 2017.

Name of Beneficial Owner	Number of Shares Beneficially Owned (1)		Percent of Shares Outstanding
Executive officers and directors:
Jack E. Stover (2)	115,743	(6)	*
James Early(3)	14,571	(7)	*
Stephen J. Sullivan (4)	26,282	(8)	*
Joseph Keegan (5)	9,257	(9)	*
as a group (7 persons)	156,596	(6)(7)(8)(9)	*

* Represents less than 1% of shares of common stock outstanding.

(1)	Beneficial ownership and percentage ownership are determined in accordance with the rules and regulations of the SEC and include voting or investment power with respect to shares of stock. This information does not necessarily indicate beneficial ownership for any other purpose. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, we include shares underlying common stock derivatives, such as options, RSUs and SARs that a person has the right to acquire within 60 days of July 31, 2017. Such shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

(2)	Currently serves as our President and Chief Executive Officer and as a member of the Board.

(3)	Currently serves as our Chief Financial Officer, Secretary and Treasurer.

(4)	Currently serves as Chairman of the Board.

(5)	Member of the Board.

(6)	Includes 6,666 RSUs that would vest immediately upon retirement and 97,218 shares issuable pursuant to options exercisable within 60 days of the date of this Schedule 14A.

(7)	Includes 14,571 shares issuable pursuant to options exercisable within 60 days of the date of this Schedule 14A.

(8)	Includes 6,666 RSUs that would vest immediately upon retirement and 6,500 shares issuable pursuant to options exercisable within 60 days of the date of this Schedule 14A.

(9)	Includes 5,000 shares issuable pursuant to options exercisable within 60 days of the date of this Schedule 14A.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

We are required to disclose transactions since January 1, 2016, to which we have been a party, in which the amount involved in the transaction exceeds $120,000, and in which any of our directors, executive officers or, to our knowledge, beneficial owners of more than 5% of our capital stock or an affiliate or immediate family member thereof had or will have a direct or indirect material interest, other than employment, compensation, termination and change in control arrangements with our named executive officers, which are described in Item 11 - “Executive Compensation.” Other than as set forth in Item 11 – “Executive Compensation,” we are not a party to a current transaction with a related person, have not been a party to such a transaction since January 1, 2016, and no transaction is currently proposed, in which the amount of the transaction exceeds $120,000 and in which a related person had or will have a direct or indirect material interest.

OTHER MATTERS

We know of no other matters to be acted upon at the Annual Meeting. If any other matters properly come before the meeting, it is the intention of the persons named in the enclosed form of proxy to vote the shares they represent as the Board may recommend.

ADDITIONAL INFORMATION

Householding

The SEC’s rules permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement and annual report addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially provides extra convenience for stockholders and cost savings for companies. Some brokers household proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, although each stockholder will receive a separate proxy card. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If at any time you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your broker. If you would like to receive a separate copy of this year’s Proxy Statement or annual report on Form 10-K, please contact us by writing to Interpace Diagnostics Group, Inc., Morris Corporate Center One, Building C, 300 Interpace Parkway, Parsippany, New Jersey 07054, or calling 1-862-207-7862.

Stockholder Proposals for the 2018 Annual Meeting

Any proposal that a stockholder desires to have included in our proxy materials relating to our annual meeting of stockholders in 2018 must be received by us at our principal office at Interpace Diagnostics Group, Inc., Morris Corporate Center One, 300 Interpace Parkway, Building C, Parsippany, New Jersey 07054 no later than April 10, 2017 and must otherwise comply with the requirements of Rule 14a-8 under the Exchange Act for inclusion in our proxy materials for that meeting.

The Company’s Bylaws provide that advance written notice of stockholder-proposed business intended to be brought before an annual meeting of shareholders must be given to the Secretary of the Company not less than 90 days (June 16, 2018) nor more than 120 days (May 17, 2017) prior to the one-year anniversary of the preceding year’s annual meeting; provided, however, that if the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by any stockholder of business intended to be brought must be received not later than the 90th day prior to such annual meeting or, if later, the tenth day following the day on which public disclosure of the date of such annual meeting was first made (such advance written notice within such time periods is defined as “Timely Notice”).

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A stockholder’s written notice must set forth, as to each proposed matter: (i) a brief description of the business desired to be brought before the annual meeting and the reasons for conducting such business at the annual meeting and, if such business includes a proposal to amend our Bylaws, the language of the proposed amendment; (ii) the name and address, as they appear on our books, of the stockholder proposing such business; (iii) the number of shares of our common stock which are beneficially owned by such stockholder; (iv) a representation that the stockholder is a holder of record of shares of the Company’s common stock entitled to vote at such annual meeting and intends to appear in person or by proxy at the annual meeting to propose such business; and (v) any Disclosable Interests (as defined in the Company’s Bylaws) of the stockholder in such proposal.

The Company’s Bylaws also provide that a stockholder may request that persons be nominated for election as directors by providing Timely Notice and providing the information, agreements and questionnaires with respect to such stockholder and its candidate for nomination as required to be set forth in the Company’s Bylaws.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting To Be Held on September 14, 2017.

This Proxy Statement and our annual report on Form 10-K (including an amendment on Form 10-K/A) for the year ended December 31, 2016 are available on the Internet at:
http://www.astproxyportal.com/ast/21231/

Incorporation by Reference

To the extent that this Proxy Statement is incorporated by reference into any other filing under the Securities Act of 1933, as amended, or the Exchange Act, then the section of this Proxy Statement entitled “Audit Committee Report” will not be deemed incorporated unless specifically provided otherwise in such filing. The content contained in, or that can be accessed through, our website is not incorporated into this Proxy Statement.

Availability of Annual Report on Form 10-K

We will provide without charge to each person being solicited by this Proxy Statement, on the written request of any such person, a copy of our annual report on Form 10-K (including an amendment on Form 10-K/A) for the year ended December 31, 2016, including the financial statements and financial statement schedules included therein. All such requests should be directed to Interpace Diagnostics Group, Inc., Morris Corporate Center One, 300 Interpace Parkway, Building C, Parsippany, New Jersey 07054.

By order of the Board of Directors,

/s/ Stephen J. Sullivan
Stephen J. Sullivan
Chairman

August 14, 2017

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Annex A

Interpace Diagnostics Group, Inc.
Amended and Restated 2004 Stock Award and Incentive Plan

1. Purpose. The purpose of this Amended and Restated 2004 Stock Award and Incentive Plan (the “Plan”) is to aid Interpace Diagnostics Group, Inc. (formerly known as PDI, Inc.), a Delaware corporation (the “Company”), in attracting, retaining, motivating and rewarding employees, non-employee directors, and other persons who provide substantial services to the Company or its subsidiaries or affiliates, to provide for equitable and competitive compensation opportunities, to recognize individual contributions and reward achievement of Company goals, and promote the creation of long-term value for stockholders by closely aligning the interests of Participants with those of stockholders. The Plan authorizes stock-based and cash-based incentives for Participants.

2. Definitions. In addition to the terms defined in Section 1 above and elsewhere in the Plan, the following capitalized terms used in the Plan have the respective meanings set forth in this Section:

“Annual Incentive Award” means a type of Performance Award granted to a Participant under Section 7(c) representing a conditional right to receive cash, Stock or other Awards or payments, as determined by the Committee, based on performance in a performance period of one fiscal year or a portion thereof.

“Award” means any Option, SAR, Restricted Stock, Deferred Stock, Stock granted as a bonus or in lieu of another award, Dividend Equivalent, Other Stock-Based Award, Performance Award or Annual Incentive Award, together with any related right or interest, granted to a Participant under the Plan.

“Beneficiary” means the legal representatives of the Participant’s estate entitled by will or the laws of descent and distribution to receive the benefits under a Participant’s Award upon a Participant’s death, provided that, if and to the extent authorized by the Committee, a Participant may be permitted to designate a Beneficiary, in which case the “Beneficiary” instead will be the person, persons, trust or trusts (if any are then surviving) which have been designated by the Participant in his or her most recent written beneficiary designation filed with the Committee to receive the benefits specified under the Participant’s Award upon such Participant’s death. Unless otherwise determined by the Committee, any designation of a Beneficiary other than a Participant’s spouse shall be subject to the written consent of such spouse.

“Board” means the Company’s Board of Directors.

“Cause” shall mean “Cause” as such term is defined in the Participant’s employment agreement, or if none shall exist, as any of the following: (a) the Participant’s conviction of any crime (whether or not involving the Company) constituting a felony in the jurisdiction involved; (b) conduct of the Participant related to the Participant’s employment for which either criminal or civil penalties against the Participant or the Company may be sought; (c) material violation of the Company’s policies, including, but not limited to those relating to sexual harassment, the disclosure or misuse of confidential information, or those set forth in Company manuals or statements of policy; or (d) serious neglect or misconduct in the performance of the Participant’s duties for the Company or willful or repeated failure or refusal to perform such duties.

“Change in Control” and related terms have the meanings specified in Section 9.

“Code” means the Internal Revenue Code of 1986, as amended. References to any provision of the Code or regulation (including a proposed regulation) thereunder shall include any successor provisions and regulations.

“Committee” means the Compensation and Management Development Committee of the Board, the composition and governance of which is established in the Committee’s Charter as approved from time to time by the Board and subject to any applicable NASDAQ rule or regulation and other corporate governance documents of the Company. No action of the Committee shall be void or deemed to be without authority due to the failure of any member, at the time the action was taken, to meet any qualification standard set forth in the Committee Charter or this Plan. The full Board may perform any function of the Committee hereunder, in which case the term “Committee” shall refer to the Board.

“Covered Employee” means an Eligible Person who is a Covered Employee as specified in Section 12(j).

“Deferred Stock” means a right, granted to a Participant under Section 6(e), to receive Stock or other Awards or a combination thereof at the end of a specified deferral period. Deferred Stock may be denominated as “stock units,” “restricted stock units,” “phantom shares,” “performance shares,” or other appellations.

“Disability” shall mean a disability described in Section 422(c)(6) of the Code. The existence of a Disability shall be determined by the Committee in its absolute discretion.

“Dividend Equivalent” means a right, granted to a Participant under Section 6(g), to receive cash, Stock, other Awards or other property equal in value to all or a specified portion of the dividends paid with respect to a specified number of shares of Stock.

“Effective Date” means the effective date specified in Section 12(p).

“Eligible Person” has the meaning specified in Section 5.

“Employee Stock Purchase Plan” has the meaning specified in Section 11.

“Exchange Act” means the Securities Exchange Act of 1934, as amended. References to any provision of the Exchange Act or rule (including a proposed rule) thereunder shall include any successor provisions and rules.

“Fair Market Value” means, with respect to a share of Stock on an applicable date:

(i)	If the principal market for the Stock (the “Market”) is a national securities exchange or the National Association of Securities Dealers Automated Quotation System (“NASDAQ”) National Market, the last sale price or, if no reported sales take place on the applicable date, the average of the high bid and low asked price of Stock as reported for such Market on such date or, if no such quotation is made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date;

(ii)	If the Market is the NASDAQ National List, the NASDAQ Supplemental List or another market, the average of the high bid and low asked price for Stock on the applicable date, or, if no such quotations shall have been made on such date, on the next preceding day on which there were quotations, provided that such quotations shall have been made within the ten (10) business days preceding the applicable date; or,

(iii)	In the event that neither paragraph i. nor ii. shall apply, the Fair Market Value of a share of Stock on any day shall be determined in good faith by the Committee in a manner consistently applied.

“Incentive Stock Option” or “ISO” means any Option designated as an incentive stock option within the meaning of Code Section 422 or any successor provision thereto and qualifying thereunder.

“Option” means a right, granted to a Participant under Section 6(b) or 11, to purchase Stock or other Awards at a specified price during specified time periods.

“Other Stock-Based Awards” means Awards granted to a Participant under Section 6(h).

“Participant” means a person who has been granted an Award under the Plan that remains outstanding, including a person who is no longer an Eligible Person.

“Performance Award” means a conditional right, granted to a Participant under Sections 6(i) and 7, to receive cash, Stock or other Awards or payments, as determined by the Committee, based upon performance criteria specified by the Committee.

“Preexisting Plans” means the Company’s 2000 Omnibus Incentive Compensation Plan and the Company’s 1998 Stock Option Plan.

“Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3(b)(3) and an “outside director” within the meaning of Regulation 1.162-27 under Code Section 162(m).

“Restricted Stock” means Stock granted to a Participant under Section 6(d) which is subject to certain restrictions and to a risk of forfeiture.

“Retirement” means termination of employment from the Company by a Participant whose age and years of service together equal 65.

“Rule l6b-3” means Rule 16b-3, as from time to time in effect and applicable to Participants, promulgated by the Securities and Exchange Commission under Section 16 of the Exchange Act.

“Stock” means the Company’s Common Stock, and any other equity securities of the Company that may be substituted or resubstituted for Stock pursuant to Section 12(c).

“Stock Appreciation Rights” or “SAR” means a right granted to a Participant under Section 6(c).

3. Administration.

(a) Authority of the Committee. The Plan shall be administered by the Committee, which shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to select Eligible Persons to become Participants; to grant Awards; to determine the type and number of Awards, the dates on which Awards may be exercised and on which the risk of forfeiture or deferral period relating to Awards shall lapse or terminate, the acceleration of any such dates, the expiration date of any Award, whether, to what extent, and under what circumstances an Award may be settled, or the exercise price of an Award may be paid, in cash, Stock, other Awards, or other property, and other terms and conditions of, and all other matters relating to, Awards; to prescribe documents evidencing or setting terms of Awards (such Award documents need not be identical for each Participant), amendments thereto, and rules and regulations for the administration of the Plan and amendments thereto; to construe and interpret the Plan and Award documents and correct defects, supply omissions or reconcile inconsistencies therein; and to make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Decisions of the Committee with respect to the administration and interpretation of the Plan shall be final, conclusive, and binding upon all persons interested in the Plan, including Participants, Beneficiaries, transferees under Section 12(b) and other persons claiming rights from or through a Participant, and stockholders. The foregoing notwithstanding, the Board shall perform the functions of the Committee for purposes of granting Awards under the Plan to non-employee directors (authority with respect to other aspects of non-employee director awards is not exclusive to the Board, however).

(b) Manner of Exercise of Committee Authority. At anytime that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award intended by the Committee to qualify as “performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder or intended to be covered by an exemption under Rule 16b-3 under the Exchange Act may be taken by a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members or may be taken by the Committee but with each such member who is not a Qualified Member abstaining or recusing himself or herself from such action, provided that, upon such abstention or recusal, the Committee remains composed of two or more Qualified Members. Such action, authorized by such a subcommittee or by the Committee upon the abstention or recusal of such non-Qualified Member(s), shall be the action of the Committee for purposes of the Plan. The express grant of any specific power to the Committee, and the taking of any action by the Committee, shall not be construed as limiting any power or authority of the Committee. To the fullest extent authorized under Section 157(c) and other applicable provisions of the Delaware General Corporation Law, the Committee may delegate to officers or managers of the Company or any subsidiary or affiliate, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions, including administrative functions, as the Committee may determine, to the extent that such delegation will not cause Awards intended to qualify as “performance-based compensation” under Code Section 162(m) to fail to so qualify.

(c) Limitation of Liability. The Committee and each member thereof, and any person acting pursuant to authority delegated by the Committee, shall be entitled, in good faith, to rely or act upon any report or other information furnished by any executive officer, other officer or employee of the Company or a subsidiary or affiliate, the Company’s independent auditors, consultants or any other agents assisting in the administration of the Plan. Members of the Committee, any person acting pursuant to authority delegated by the Committee, and any officer or employee of the Company or a subsidiary or affiliate acting at the direction or on behalf of the Committee or a delegee shall not be personally liable for any action or determination taken or made in good faith with respect to the Plan, and shall, to the extent permitted by law, be fully indemnified and protected by the Company with respect to any such action or determination.

4. Stock Subject to Plan.

(a) Overall Number of Shares Available for Delivery. Subject to adjustment as provided in Section 12(c), the shares of Stock reserved and available for delivery in connection with Awards under the Plan shall be: (i) 893,916 original shares reserved on the Effective Date of the adoption of the Plan on June 16, 2004; (ii) 1,100,000 new shares reserved on May 31, 2011 the effective date of the Plan’s first amendment and restatement; (iii) 1,250,000 new shares reserved on June 4, 2014 the effective date of the restated Plan’s first amendment; (iv) 2,450,000 new shares reserved on December 22, 2015 the effective date of the Plan’s second amendment and restatement; (v) 3,700,000 new shares reserved on September 14, 2017 the effective date of the restated Plan’s third amendment; (vi) the number of shares remaining under the Preexisting Plans as of the Effective Date; and (vii) the number of shares which become available in accordance with Section 4(b) after the Effective Date. In order that applicable regulations under the Code relating to ISOs shall be satisfied, the maximum number of shares of Stock that may be delivered upon exercise of ISOs shall be the number specified in clause (i) of the first sentence of this Section 4(a), and, if necessary to satisfy such regulations, that same maximum limit shall apply to the number of shares of Stock that may be delivered in connection with each other type of Award under the Plan (applicable separately to each type of Award). Any shares of Stock delivered under the Plan shall consist of authorized and unissued shares or treasury shares.

(b) Share Counting Rules. The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double counting (as, for example, in the case of tandem or substitute awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. Shares that are potentially deliverable under an Award under the Plan or an award under any Preexisting Plan that are canceled, expired, forfeited, settled in cash or otherwise terminated without a delivery of such shares to the Participant will not be counted as delivered under the Plan or such Preexisting Plan. Shares that have been issued in connection with an Award (e.g., Restricted Stock) or Preexisting Plan award that is canceled, forfeited, or settled in cash such that those shares are returned to the Company will again be available for Awards. Shares withheld in payment of the exercise price or taxes relating to an Award or Preexisting Plan award and shares equal to the number surrendered in payment of any exercise price or taxes relating to an Award or Preexisting Plan award shall be deemed to constitute shares not delivered to the Participant and shall be deemed to be available for Awards under the Plan. The foregoing notwithstanding, if issued shares are returned to the Company, including upon a cash out of Restricted Stock, surrender of shares in payment of an exercise price or taxes relating to an Award, or withholding of shares in payment of taxes upon vesting of Restricted Stock, such shares shall not become available again under the Plan if the transaction resulting in the return of shares occurs more than ten years after the date of the most recent shareholder approval of the Plan, and otherwise shares shall not become available under this Section 4(b) in an event that would constitute a “material revision” of the Plan subject to shareholder approval under then applicable rules of the NASDAQ. In addition, in the case of any Award granted in substitution for an award of a company or business acquired by the Company or a subsidiary or affiliate, shares issued or issuable in connection with such substitute Award shall not be counted against the number of shares reserved under the Plan, but shall be available under the Plan by virtue of the Company’s assumption of the plan or arrangement of the acquired company or business. This Section 4(b) shall apply to the share limit imposed to conform to the Treasury regulations governing ISOs only to the extent consistent with applicable regulations relating to ISOs under the Code. Because shares will count against the number reserved in Section 4(a) upon delivery, and subject to the share counting rules under this Section 4(b), the Committee may determine that Awards may be outstanding that relate to a greater number of shares than the aggregate remaining available under the Plan, so long as Awards will not result in delivery and vesting of shares in excess of the number then available under the Plan.

5. Eligibility and Certain Award Limitations.

(a) Eligibility. Awards may be granted under the Plan only to Eligible Persons. For purposes of the Plan, an “Eligible Person” means an employee of the Company or any subsidiary or affiliate, including any executive officer, a non-employee director of the Company, a consultant or other person who provides substantial services to the Company or a subsidiary or affiliate, and any person who has been offered employment by the Company or a subsidiary or affiliate, provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such person has commenced employment with the Company or a subsidiary or affiliate. An employee on leave of absence may be considered as still in the employ of the Company or a subsidiary or affiliate for purposes of eligibility for participation in the Plan. For purposes of the Plan, a joint venture in which the Company or a subsidiary has a substantial direct or indirect equity investment shall be deemed an affiliate, if so determined by the Committee.

(b) Per-Person Award Limitations. In each calendar year during any part of which the Plan is in effect, an Eligible Person may be granted Awards intended to qualify as “performance-based compensation” under Code Section 162(m) under each of Section 6(b), 6(c), 6(d), 6(e), 6(f), 6(g) or 6(h) relating to up to his or her Annual Limit (such Annual Limit to apply separately to the type of Award authorized under each specified subsection, except that the limitation applies to Dividend Equivalents under Section 6(g) only if such Dividend Equivalents are granted separately from and not as a feature of another Award). Subject to Section 4(a), a Participant’s Annual Limit, in any year during any part of which the Participant is then eligible under the Plan, shall equal 400,000 shares plus the amount of the Participant’s unused Annual Limit relating to the same type of Award as of the close of the previous year, subject to adjustment as provided in Section 12(c). In the case of an Award which is not valued in a way in which the limitation set forth in the preceding sentence would operate as an effective limitation satisfying Treasury Regulation 1.162-27(e)(4) (including a Performance Award under Section 7 not related to an Award specified in Section 6), an Eligible Person may not be granted Awards authorizing the earning during any calendar year of an amount that exceeds the Participant’s Annual Limit, which for this purpose shall equal $3,500,000 plus the amount of the Participant’s unused cash Annual Limit as of the close of the previous year (this limitation is separate and not affected by the number of Awards granted during such calendar year subject to the limitation in the preceding sentence). For this purpose, (i) “earning” means satisfying performance conditions so that an amount becomes payable, without regard to whether it is to be paid currently or on a deferred basis or continues to be subject to any service requirement or other non-performance condition, and (ii) a Participant’s Annual Limit is used to the extent an amount or number of shares may be potentially earned or paid under an Award, regardless of whether such amount or shares are in fact earned or paid.

6. Specific Terms of Awards.

(a) General. Awards may be granted on the terms and conditions set forth in this Section 6. In addition, the Committee may impose on any Award or the exercise thereof, at the date of grant or thereafter (subject to Section 12(e)), such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine, including terms requiring forfeiture of Awards in the event of termination of employment or service by the Participant and terms permitting a Participant to make elections relating to his or her Award. The Committee shall retain full power and discretion with respect to any term or condition of an Award that is not mandatory under the Plan. The Committee shall require the payment of lawful consideration for an Award to the extent necessary to satisfy the requirements of the Delaware General Corporation Law, and may otherwise require payment of consideration for an Award except as limited by the Plan.

(b) Options. The Committee is authorized to grant Options to Participants on the following terms and conditions:

(i) Exercise Price. The exercise price per share of Stock purchasable under an Option (including both ISOs and non-qualified Options) shall be determined by the Committee, provided that such exercise price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such Option, subject to Section 8(a).

(ii) Option Term; Time and Method of Exercise. The Committee shall determine the term of each Option, provided that in no event shall the term of any ISO or SAR in tandem therewith exceed a period of ten years from the date of grant. The Committee shall determine the time or times at which or the circumstances under which an Option may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the methods by which such exercise price may be paid or deemed to be paid and the form of such payment, including, without limitation, cash, Stock (including through withholding of Stock deliverable upon exercise, if such withholding will not result in additional accounting expense to the Company), other Awards or awards granted under other plans of the Company or any subsidiary or affiliate, or other property (including through “cashless exercise” arrangements, to the extent permitted by applicable law), and the methods by or forms in which Stock will be delivered or deemed to be delivered in satisfaction of Options to Participants (including deferred delivery of shares representing the Option “profit,” at the election of the Participant or as mandated by the Committee, with such deferred shares subject to any vesting, forfeiture or other terms as the Committee may specify).

(iii) ISOs. The terms of any ISO granted under the Plan shall comply in all respects with the provisions of Code Section 422, including but not limited to the requirement that no ISO shall be granted more than ten years after the date of the most recent shareholder approval of the Plan.

(c) Stock Appreciation Rights. The Committee is authorized to grant SARs to Participants on the following terms and conditions:

(i) Right to Payment. A SAR shall confer on the Participant to whom it is granted a right to receive, upon exercise thereof, the excess of (A) the Fair Market Value of one share of Stock on the date of exercise (or, in the case of a “Limited SAR,” the Fair Market Value determined by reference to the Change in Control Price, as defined under Section 9(c) hereof) over (B) the grant price of the SAR as determined by the Committee, which grant price shall be not less than the Fair Market Value of a share of Stock on the date of grant of such SAR.

(ii) Other Terms. The Committee shall determine at the date of grant or thereafter, the time or times at which and the circumstances under which a SAR may be exercised in whole or in part (including based on achievement of performance goals and/or future service requirements), the method of exercise, method of settlement, form of consideration payable in settlement, method by or forms in which Stock will be delivered or deemed to be delivered to Participants, whether or not a SAR shall be free-standing or in tandem or combination with any other Award, and the maximum term of a SAR, which in no event shall exceed a period of ten years from the date of grant. Limited SARs that may only be exercised in connection with a Change in Control or other event as specified by the Committee may be granted on such terms, not inconsistent with this Section 6(c), as the Committee may determine. The Committee may require that an outstanding Option be exchanged for a SAR exercisable for Stock having vesting, expiration, price and other terms substantially the same as the Option, so long as such exchange will not result in additional accounting expense to the Company.

(d) Restricted Stock. The Committee is authorized to grant Restricted Stock to Participants on the following terms and conditions:

(i) Grant and Restrictions. Restricted Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse separately or in combination at such times, under such circumstances (including based on achievement of performance goals and/or future service requirements), in such installments or otherwise and under such other circumstances as the Committee may determine at the date of grant or thereafter. Except to the extent restricted under the terms of the Plan and any Award document relating to the Restricted Stock, a Participant granted Restricted Stock shall have all of the rights of a stockholder, including the right to vote the Restricted Stock and the right to receive dividends thereon (subject to any mandatory reinvestment or other requirement imposed by the Committee).

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable restriction period, Restricted Stock that is at that time subject to restrictions shall be forfeited and reacquired by the Company; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Restricted Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

(iii) Certificates for Stock. Restricted Stock granted under the Plan may be evidenced in such manner as the Committee shall determine. If certificates representing Restricted Stock are registered in the name of the Participant, the Committee may require that such certificates bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Restricted Stock, that the Company retain physical possession of the certificates, and that the Participant deliver a stock power to the Company, endorsed in blank, relating to the Restricted Stock.

(iv) Dividends and Splits. As a condition to the grant of an Award of Restricted Stock, the Committee may require that any dividends paid on a share of Restricted Stock shall be either (A) paid with respect to such Restricted Stock at the dividend payment date in cash, in kind, or in a number of shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) automatically reinvested in additional Restricted Stock or held in kind, which shall be subject to the same terms as applied to the original Restricted Stock to which it relates, or (C) deferred as to payment, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in shares of Deferred Stock, other Awards or other investment vehicles, subject to such terms as the Committee shall determine or permit a Participant to elect. Unless otherwise determined by the Committee, Stock distributed in connection with a Stock split or Stock dividend, and other property distributed as a dividend, shall be subject to restrictions and a risk of forfeiture to the same extent as the Restricted Stock with respect to which such Stock or other property has been distributed.

(e) Deferred Stock. The Committee is authorized to grant Deferred Stock to Participants, which are rights to receive Stock, other Awards, or a combination thereof at the end of a specified deferral period, subject to the following terms and conditions:

(i) Award and Restrictions. Issuance of Stock will occur upon expiration of the deferral period specified for an Award of Deferred Stock by the Committee (or, if permitted by the Committee, as elected by the Participant). In addition, Deferred Stock shall be subject to such restrictions on transferability, risk of forfeiture and other restrictions, if any, as the Committee may impose, which restrictions may lapse at the expiration of the deferral period or at earlier specified times (including based on achievement of performance goals and/or future service requirements), separately or in combination, in installments or otherwise, and under such other circumstances as the Committee may determine at the date of grant or thereafter. Deferred Stock may be satisfied by delivery of Stock, other Awards, or a combination thereof, as determined by the Committee at the date of grant or thereafter.

(ii) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment or service during the applicable deferral period or portion thereof to which forfeiture conditions apply (as provided in the Award document evidencing the Deferred Stock), all Deferred Stock that is at that time subject to such forfeiture conditions shall be forfeited; provided that the Committee may provide, by rule or regulation or in any Award document, or may determine in any individual case, that restrictions or forfeiture conditions relating to Deferred Stock will lapse in whole or in part, including in the event of terminations resulting from specified causes.

(iii) Dividend Equivalents. Unless otherwise determined by the Committee, Dividend Equivalents on the specified number of shares of Stock covered by an Award of Deferred Stock shall be either (A) paid with respect to such Deferred Stock at the dividend payment date in cash or in shares of unrestricted Stock having a Fair Market Value equal to the amount of such dividends, or (B) deferred with respect to such Deferred Stock, either as a cash deferral or with the amount or value thereof automatically deemed reinvested in additional Deferred Stock, other Awards or other investment vehicles having a Fair Market Value equal to the amount of such dividends, as the Committee shall determine or permit a Participant to elect.

(f) Bonus Stock and Awards in Lieu of Obligations. The Committee is authorized to grant Stock as a bonus, or to grant Stock or other Awards in lieu of obligations of the Company or a subsidiary or affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee.

(g) Dividend Equivalents. The Committee is authorized to grant Dividend Equivalents to a Participant, entitling the Participant to receive cash, Stock, other Awards, or other property equivalent to all or a portion of the dividends paid with respect to a specified number of shares of Stock. Dividend Equivalents may be awarded on a free-standing basis or in connection with another Award. The Committee may provide that Dividend Equivalents shall be paid or distributed when accrued or shall be deemed to have been reinvested in additional Stock, Awards, or other investment vehicles, and subject to restrictions on transferability, risks of forfeiture and such other terms as the Committee may specify.

(h) Other Stock-Based Awards. The Committee is authorized, subject to limitations under applicable law, to grant to Participants such other Awards that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock or factors that may influence the value of Stock, including, without limitation, convertible or exchangeable debt securities, other rights convertible or exchangeable into Stock, purchase rights for Stock, Awards with value and payment contingent upon performance of the Company or business units thereof or any other factors designated by the Committee, and Awards valued by reference to the book value of Stock or the value of securities of or the performance of specified subsidiaries or affiliates or other business units. The Committee shall determine the terms and conditions of such Awards. Stock delivered pursuant to an Award in the nature of a purchase right granted under this Section 6(h) shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, cash, Stock, other Awards, notes, or other property, as the Committee shall determine. Cash awards, as an element of or supplement to any other Award under the Plan, may also be granted pursuant to this Section 6(h).

(i) Performance Awards. Performance Awards, denominated in cash or in Stock or other Awards, may be granted by the Committee in accordance with Section 7.

7. Performance Awards, Including Annual Incentive Awards.

(a) Performance Awards Generally. The Committee is authorized to grant Performance Awards on the terms and conditions specified in this Section 7. Performance Awards may be denominated as a cash amount, number of shares of Stock, or specified number of other Awards (or a combination) which may be earned upon achievement or satisfaction of performance conditions specified by the Committee. In addition, the Committee may specify that any other Award shall constitute a Performance Award by conditioning the right of a Participant to exercise the Award or have it settled, and the timing thereof, upon achievement or satisfaction of such performance conditions as may be specified by the Committee. The Committee may use such business criteria and other measures of performance as it may deem appropriate in establishing any performance conditions, and may exercise its discretion to reduce or increase the amounts payable under any Award subject to performance conditions, except as limited under Sections 7(b) and 7(c) in the case of a Performance Award intended to qualify as “performance-based compensation” under Code Section 162(m).

(b) Performance Awards Granted to Covered Employees. If the Committee determines that a Performance Award to be granted to an Eligible Person who is designated by the Committee as likely to be a Covered Employee should qualify as “performance-based compensation” for purposes of Code Section 162(m), the grant, exercise and/or settlement of such Performance Award shall be contingent upon achievement of a preestablished performance goal and other terms set forth in this Section 7(b).

(i) Performance Goal Generally. The performance goal for such Performance Awards shall consist of one or more business criteria and a targeted level or levels of performance with respect to each of such criteria, as specified by the Committee consistent with this Section 7(b). The performance goal shall be objective and shall otherwise meet the requirements of Code Section 162(m) and regulations thereunder (including Regulation 1.162-27 and successor regulations thereto), including the requirement that the level or levels of performance targeted by the Committee result in the achievement of performance goals being “substantially uncertain.” The Committee may determine that such Performance Awards shall be granted, exercised and/or settled upon achievement of any one performance goal or that two or more of the performance goals must be achieved as a condition to grant, exercise and/or settlement of such Performance Awards. Performance goals may differ for Performance Awards granted to any one Participant or to different Participants.

(ii) Business Criteria. One or more of the following business criteria for the Company, on a consolidated basis, and/or for specified subsidiaries or affiliates or other business units of the Company, shall be used by the Committee in establishing performance goals for such Performance Awards: (1) revenues; (2) earnings from operations, earnings before or after taxes, earnings before or after interest, depreciation, amortization, incentives, service fees or extraordinary or special items; (3) net income or net income per common share (basic or diluted); (4) return on assets, return on investment, return on capital, or return on equity; (5) cash flow, free cash flow, cash flow return on investment, or net cash provided by operations; (6) economic value created or added; (7) operating margin or profit margin; (8) stock price or total stockholder return; and (9) strategic business criteria, consisting of one or more objectives based on meeting specified market penetration, geographic business expansion goals, cost targets, employee satisfaction, management of employment practices and employee benefits, supervision of litigation and information technology, goals related to acquisitions or divestitures of subsidiaries or affiliates, goals related to entering into or the performance of joint ventures or strategic alliances, and goals related to the development of new services and markets and the financial performance of the Company related to such new services and markets. The targeted level or levels of performance with respect to such business criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

(iii) Performance Period; Timing for Establishing Performance Goals. Achievement of performance goals in respect of such Performance Awards shall be measured over a performance period of up to one year or more than one year, as specified by the Committee. A performance goal shall be established not later than the earlier of (A) 90 days after the beginning of any performance period applicable to such Performance Award or (B) the time 25% of such performance period has elapsed.

(iv) Performance Award Pool. The Committee may establish a Performance Award pool, which shall be an unfunded pool, for purposes of measuring performance of the Company in connection with Performance Awards. The amount of such Performance Award pool shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) during the given performance period, as specified by the Committee in accordance with Section 7(b)(iv). The Committee may specify the amount of the Performance Award pool as a percentage of any of such business criteria, a percentage thereof in excess of a threshold amount, or as another amount which need not bear a strictly mathematical relationship to such business criteria.

(v) Settlement of Performance Awards; Other Terms. Settlement of such Performance Awards shall be in cash, Stock, other Awards or other property, in the discretion of the Committee. The Committee may, in its discretion, increase or reduce the amount of a settlement otherwise to be made in connection with such Performance Awards, but may not exercise discretion to increase any such amount payable to a Covered Employee in respect of a Performance Award subject to this Section 7(b). Any settlement which changes the form of payment from that originally specified shall be implemented in a manner such that the Performance Award and other related Awards do not, solely for that reason, fail to qualify as “performance-based compensation” for purposes of Code Section 162(m). The Committee shall specify the circumstances in which such Performance Awards shall be paid or forfeited in the event of termination of employment by the Participant or other event (including a Change in Control) prior to the end of a performance period or settlement of such Performance Awards.

(c) Annual Incentive Awards Granted to Designated Covered Employees. The Committee may grant an Annual Incentive Award to an Eligible Person who is designated by the Committee as likely to be a Covered Employee. Such Annual Incentive Award will be intended to qualify as “performance-based compensation” for purposes of Code Section 162(m), and therefore its grant, exercise and/or settlement shall be contingent upon achievement of preestablished performance goals and other terms set forth in this Section 7(c).

(i) Grant of Annual Incentive Awards. Not later than the earlier of 90 days after the beginning of any performance period applicable to such Annual Incentive Award or the time 25% of such performance period has elapsed, the Committee shall determine the Covered Employees who will potentially receive Annual Incentive Awards, and the amount(s) potentially payable thereunder, for that performance period. The amount(s) potentially payable shall be based upon the achievement of a performance goal or goals based on one or more of the business criteria set forth in Section 7(b)(ii) in the given performance period, as specified by the Committee. The Committee may designate an annual incentive award pool as the means by which Annual Incentive Awards will be measured, which pool shall conform to the provisions of Section 7(b)(iv). In such case, the portion of the Annual Incentive Award pool potentially payable to each Covered Employee shall be pre-established by the Committee. In all cases, the maximum Annual Incentive Award of any Participant shall be subject to the limitation set forth in Section 5.

(ii) Payout of Annual Incentive Awards. After the end of each performance period, the Committee shall determine the amount, if any, of the Annual Incentive Award for that performance period payable to each Participant. The Committee may, in its discretion, determine that the amount payable to any Participant as a final Annual Incentive Award shall be reduced from the amount of his or her potential Annual Incentive Award, including a determination to make no final Award whatsoever, but may not exercise discretion to increase any such amount. The Committee shall specify the circumstances in which an Annual Incentive Award shall be paid or forfeited in the event of termination of employment by the Participant or other event (including a Change in Control) prior to the end of a performance period or settlement of such Annual Incentive Award.

(d) Written Determinations. Determinations by the Committee as to the establishment of performance goals, the amount potentially payable in respect of Performance Awards and Annual Incentive Awards, the level of actual achievement of the specified performance goals relating to Performance Awards and Annual Incentive Awards, and the amount of any final Performance Award and Annual Incentive Award shall be recorded in writing in the case of Performance Awards intended to qualify under Section 162(m). Specifically, the Committee shall certify in writing, in a manner conforming to applicable regulations under Section 162(m), prior to settlement of each such Award granted to a Covered Employee, that the performance objective relating to the Performance Award and other material terms of the Award upon which settlement of the Award was conditioned have been satisfied.

8. Certain Provisions Applicable to Awards.

(a) Stand-Alone, Additional, Tandem, and Substitute Awards. Awards granted under the Plan may, in the discretion of the Committee, be granted either alone or in addition to, in tandem with, or in substitution or exchange for, any other Award or any award granted under another plan of the Company, any subsidiary or affiliate, or any business entity to be acquired by the Company or a subsidiary or affiliate, or any other right of a Participant to receive payment from the Company or any subsidiary or affiliate. Awards granted in addition to or in tandem with other Awards or awards may be granted either as of the same time as or a different time from the grant of such other Awards or awards.

(b) Term of Awards. The term of each Award shall be for such period as may be determined by the Committee, subject to the express limitations set forth in Section 6(b)(ii).

(c) Form and Timing of Payment under Awards; Deferrals. Subject to the terms of the Plan and any applicable Award document, payments to be made by the Company or a subsidiary or affiliate upon the exercise of an Option or other Award or settlement of an Award may be made in such forms as the Committee shall determine, including, without limitation, cash, Stock, other Awards or other property, and may be made in a single payment or transfer, in installments, or on a deferred basis. The settlement of any Award may be accelerated, and cash paid in lieu of Stock in connection with such settlement, in the discretion of the Committee or upon occurrence of one or more specified events. Installment or deferred payments may be required by the Committee (subject to Section 12(e)) or permitted at the election of the Participant on terms and conditions established by the Committee. Payments may include, without limitation, provisions for the payment or crediting of reasonable interest on installment or deferred payments or the grant or crediting of Dividend Equivalents or other amounts in respect of installment or deferred payments denominated in Stock.

(d) Exemptions from Section 16(b) Liability. With respect to a Participant who is then subject to the reporting requirements of Section 16(a) of the Exchange Act in respect of the Company, the Committee shall implement transactions under the Plan and administer the Plan in a manner that will ensure that each transaction with respect to such a Participant is exempt from liability under Rule 16b-3 or otherwise not subject to liability under Section 16(b)), except that this provision shall not limit sales by such a Participant, and such a Participant may engage in other non-exempt transactions under the Plan. The Committee may authorize the Company to repurchase any Award or shares of Stock deliverable or delivered in connection with any Award in order to avoid a Participant who is subject to Section 16 of the Exchange Act from incurring liability under Section 16(b). Unless otherwise specified by the Participant, equity securities or derivative securities acquired under the Plan which are disposed of by a Participant shall be deemed to be disposed of in the order acquired by the Participant.

9. Change in Control.

(a) Effect of “Change in Control” on Non-Performance Based Awards. In the event of a “Change in Control,” the following provisions shall apply to non-performance based Awards, including Awards as to which performance conditions previously have been satisfied or are deemed satisfied under Section 9(b), unless otherwise provided by the Committee in the Award document:

(i) All deferral of settlement, forfeiture conditions and other restrictions applicable to Awards granted under the Plan shall lapse and such Awards shall be fully payable as of the time of the Change in Control without regard to deferral and vesting conditions, except to the extent of any waiver by the Participant or other express election to defer beyond the Change in Control and subject to applicable restrictions set forth in Section 12(a);

(ii) Any Award carrying a right to exercise that was not previously exercisable and vested shall become fully exercisable and vested as of the time of the Change in Control and shall remain exercisable and vested for the balance of the stated term of such Award without regard to any termination of employment or service by the Participant other than a termination for “cause” (as defined in any employment or severance agreement between the Company or its subsidiary or affiliate and the Participant then in effect or, if none, as defined by the Committee and in effect at the time of the Change in Control), subject only to applicable restrictions set forth in Section 12(a); and

(iii) The Committee may, in its discretion, determine to extend to any Participant who holds an Option the right to elect, during the 60-day period immediately following the Change in Control, in lieu of acquiring the shares of Stock covered by such Option, to receive in cash the excess of the Change in Control Price over the exercise price of such Option, multiplied by the number of shares of Stock covered by such Option, and to extend to any Participant who holds other types of Awards denominated in shares the right to elect, during the 60-day period immediately following the Change in Control, in lieu of receiving the shares of Stock covered by such Award, to receive in cash the Change in Control Price multiplied by the number of shares of Stock covered by such Award. In addition, the Committee may provide that Options and SARs shall be subject to a mandatory cash-out in lieu of accelerated vesting, in order to limit the extent of “parachute payments” under Sections 280G and 4999 of the Code.

(b) Effect of “Change in Control” on Performance-Based Awards. In the event of a “Change in Control,” with respect to an outstanding Award subject to achievement of performance goals and conditions, such performance goals and conditions shall be deemed to be met or exceeded if and to the extent so provided by the Committee in the Award document governing such Award or other agreement with the Participant.

(c) Definition of “Change in Control.” A “Change in Control” shall be deemed to have occurred if, after the Effective Date, there shall have occurred any of the following (whether as a result of a series of transactions or an isolated event): (1) the consummation of any merger by the Company into another corporation or corporations which results in the stockholders of the Company immediately prior to such transaction owning less than 55% of the surviving corporation; (2) the consummation of any acquisition (by purchase, lease or otherwise) of all or substantially all of the assets of the Company by any person, corporation or other entity or group thereof acting jointly; (3) the acquisition of beneficial ownership, directly or indirectly, of voting securities of the Company (defined as Stock of the Company or any securities having voting rights that the Company may issue in the future) and rights to acquire voting securities of the Company (defined as including, without limitation, securities that are convertible into voting securities of the Company (as defined above) and rights, options, warrants and other agreements or arrangements to acquire such voting securities) by any person, corporation or other entity or group thereof acting jointly, in such amount or amounts as would permit such person, corporation or other entity or group thereof acting jointly to elect a majority of the members of the Board of the Company, as then constituted; or (4) the acquisition of beneficial ownership, directly or indirectly, of voting securities and rights to acquire voting securities having voting power equal to 25% or more of the combined voting power of the Company’s then outstanding voting securities by any person, corporation or other entity or group thereof acting jointly unless such acquisition as is described in this part (4) is expressly approved by resolution of the Board of the Company passed upon affirmative vote of not less than a majority of the Board and adopted at a meeting of the Board held not later than the date of the next regularly scheduled or special meeting held following the date the Company obtains actual knowledge of such acquisition (which approval may be limited in purpose and effect solely to affecting the rights of a Participant under this Plan). Notwithstanding the preceding sentence, any transaction that involves a mere change in identity form or place of organization within the meaning of Section 368(a)(1)(F) of the Code, or a transaction of similar effect, shall not constitute a Change in Control.

(d) Definition of “Change in Control Price.” The “Change in Control Price” means an amount in cash equal to the higher of (i) the amount of cash and fair market value of property that is the highest price per share paid (including extraordinary dividends) in any transaction triggering the Change in Control or any liquidation of shares following a sale of substantially all assets of the Company, or (ii) the highest Fair Market Value per share at any time during the 60-day period preceding and 60-day period following the Change in Control.

10. Additional Award Forfeiture Provisions.

(a) Forfeiture of Options and Other Awards and Gains Realized Upon Prior Option Exercises or Award Settlements. Unless otherwise determined by the Committee, each Award granted hereunder shall be subject to the following additional forfeiture conditions, to which the Participant, by accepting an Award hereunder, agrees. If any of the events specified in Section 10(b)(i), (ii), or (iii) occurs (a “Forfeiture Event”), all of the following forfeitures will result, such forfeitures to be effective at the later of the occurrence of the Forfeiture Event or the Participant’s termination of employment:

(i) The unexercised portion of the Option, whether or not vested, and any other Award not then settled (except for an Award that has not been settled solely due to an elective deferral by the Participant and otherwise is not forfeitable in the event of any termination of service of the Participant) will be immediately forfeited and canceled upon the occurrence of the Forfeiture Event; and

(ii) The Participant will be obligated to repay to the Company, in cash, within five business days after demand is made therefore by the Company, the total amount of Award Gain (as defined herein) realized by the Participant upon each exercise of an Option or settlement of an Award (regardless of any elective deferral) that occurred on or after (A) the date that is six months prior to the occurrence of the Forfeiture Event, if the Forfeiture Event occurred while the Participant was employed by the Company or a subsidiary or affiliate, or (B) the date that is six months prior to the date the Participant’s employment by the Company or a subsidiary or affiliate terminated, if the Forfeiture Event occurred after the Participant ceased to be so employed. For purposes of this Section, the term “Award Gain” shall mean (i) in respect of a given Option exercise, the product of (X) the Fair Market Value per share of Stock at the date of such exercise (without regard to any subsequent change in the market price of shares) minus the exercise price times (Y) the number of shares as to which the Option was exercised at that date, and (ii) in respect of any other settlement of an Award granted to the Participant, the Fair Market Value of the cash or Stock paid or payable to Participant (regardless of any elective deferral) less any cash or the Fair Market Value of any Stock or property (other than an Award or award which would have itself then been forfeitable hereunder and excluding any payment of tax withholding) paid by the Participant to the Company as a condition of or in connection with such settlement.

(b) Events Triggering Forfeiture. The forfeitures specified in Section 10(a) will be triggered upon the occurrence of any one of the following Forfeiture Events at any time during the Participant’s employment by the Company or a subsidiary or affiliate or during the one-year period following termination of such employment:

(i) The Participant, acting alone or with others, directly or indirectly, prior to a Change in Control, (A) engages, either as employee, employer, consultant, advisor, or director, or as an owner, investor, partner, or stockholder unless the Participant’s interest is insubstantial, in any business in an area or region in which the Company conducts business at the date the event occurs, which is directly in competition with a business then conducted by the Company or a subsidiary or affiliate; (B) induces, or attempts to influence, any client or supplier of the Company or a subsidiary or affiliate, or other company with which the Company or a subsidiary or affiliate has a business relationship, to curtail, cancel, not renew, or not continue his or her or its business with the Company or any subsidiary or affiliate; or (C) induces, or attempts to influence, any employee of or service provider to the Company or a subsidiary or affiliate to terminate such employment or service. The Committee shall, in its discretion, determine which lines of business the Company conducts on any particular date and which third parties may reasonably be deemed to be in competition with the Company. For purposes of this Section 10(b)(i), a Participant’s interest as a stockholder is insubstantial if it represents beneficial ownership of less than five percent of the outstanding class of stock, and a Participant’s interest as an owner, investor, or partner is insubstantial if it represents ownership, as determined by the Committee in its discretion, of less than five percent of the outstanding equity of the entity;

(ii) The Participant discloses, uses, sells, or otherwise transfers, except in the performance of the Participant’s duties while employed by or providing service to the Company or any subsidiary or affiliate, any confidential or proprietary information of the Company or any subsidiary or affiliate, including but not limited to information regarding the Company’s current and potential clients, organization, employees, finances, and methods of operations and investments, so long as such information has not otherwise been disclosed to the public or is not otherwise in the public domain without fault of the Participant, except as required by law or pursuant to legal process, or the Participant makes statements or representations, or otherwise communicates, directly or indirectly, in writing, orally, or otherwise, or takes any other action which may, directly or indirectly, disparage or be damaging to the Company or any of its subsidiaries or affiliates or their respective officers, directors, employees, advisors, businesses or reputations, except as required by law or pursuant to legal process;

(iii) The Participant fails to cooperate with the Company or any subsidiary or affiliate by making himself or herself available to testify on behalf of the Company or such subsidiary or affiliate in any action, suit, or proceeding, whether civil, criminal, administrative, or investigative, or otherwise fails to assist the Company or any subsidiary or affiliate in any such action, suit, or proceeding by providing information and meeting and consulting with members of management of, other representatives of, or counsel to, the Company or such subsidiary or affiliate, as reasonably requested; or

(iv) The Participant is terminated for Cause.

(c) Agreement Does Not Prohibit Competition or Other Participant Activities. Although the conditions set forth in this Section 10 shall be deemed to be incorporated into an Award, a Participant is not thereby prohibited from engaging in any activity, including but not limited to competition with the Company and its subsidiaries and affiliates. Rather, the non-occurrence of the Forfeiture Events set forth in Section 10(b) is a condition to the Participant’s right to realize and retain value from his or her compensatory Options and Awards, and the consequence under the Plan if the Participant engages in an activity giving rise to any such Forfeiture Event are the forfeitures specified herein. The Company and the Participant shall not be precluded by this provision or otherwise from entering into other agreements concerning the subject matter of Section 10(a) and 10(b).

(d) Committee Discretion. The Committee may, in its discretion, waive in whole or in part the Company’s right to forfeiture under this Section, but no such waiver shall be effective unless evidenced by a writing signed by a duly authorized officer of the Company. In addition, the Committee may impose additional conditions on Awards, by inclusion of appropriate provisions in the document evidencing or governing any such Award.

11. Employee Stock Purchase Program.

(a) Stock Available for Awards. The aggregate number of shares of Stock that may be granted as Options under the Employee Stock Purchase Plan (“ESPP”) shall be determined on an annual basis by the Committee. Shares shall be deemed to have been granted under the ESPP only to the extent actually issued and delivered pursuant to the Award. To the extent that an Award lapses or the rights of the Participant terminate, any shares of Stock subject to such Award shall again be available for the grant of future Stock Awards.

(b) Eligibility. An Award made pursuant to the ESPP may be granted to an individual who, at the time of grant, is an employee of the Company or a subsidiary and has been determined to be eligible for participation. An Award made pursuant to the ESPP may be granted on more than one occasion to the same person; each Award shall be evidenced by a written instrument duly executed by or on behalf of the Company. Notwithstanding the foregoing, no employee of the Company or a subsidiary shall be granted an Option if such employee, immediately after the Option is granted, owns stock possessing five percent (5%) or more of the total combined voting power or five percent (5%) or more of the value of all classes of stock of the Company or any subsidiary. For the purpose of determining stock ownership, the rules of Section 424(d) of the Code shall apply. In addition, the Stock which the Participant may purchase under any outstanding Options shall be treated as stock owned by the Participant. The Committee may exclude the following employees from receiving Options under the ESPP:

(i) Employees who have been employed by the Company or a subsidiary less than two (2) years;

(ii) Employees whose customary employment with the Company or a subsidiary is twenty (20) hours or less per week;

(iii) Employees whose customary employment with the Company or a subsidiary is not for more than five (5) months in any calendar year; and

(iv) Highly compensated employees within the meaning of Section 414(q) of the Code.

(c) Employee Stock Purchase Plan Stock Option Agreement. Each Option shall be evidenced by an Option Agreement between the Company and the Participant which shall contain such terms and conditions as may be approved by the Committee and are consistent with Section 423 of the Code. The terms and conditions of the respective Option Agreements need not be identical. Each Option Agreement shall specify the effect of termination of employment, total and permanent Disability, Retirement or death on the exercisability of the Option. Under each Option Agreement, a Participant shall have the right to appoint any individual or legal entity in writing as his or her Beneficiary in the event of his or her death. Such designation may be revoked in writing by the Participant at any time and a new Beneficiary may be appointed in writing on the form provided by the Committee for such purpose. In the absence of such appointment, the Beneficiary shall be the legal representative of the Participant’s estate.

(d) Option Period. The term of each Option shall be as specified by the Committee at the date of grant and shall be stated in the Option Agreement; provided, however, that an Option may not be exercised after the expiration of:

(i) Five (5) years from the date such Option is granted if the ESPP requires that the Option price must be not less than eighty-five percent (85%) of the Fair Market Value of the Stock at the time the Option is exercised; or

(ii) Twenty-Seven (27) months from the date such Option is granted if the Option provides for an Option Price in some other permissible manner under Section 423 of the Code (such as a flat dollar amount).

(e) Limitation on Exercise of Option. An Option may be exercisable in whole or in such installments and at such times as determined by the Committee and the applicable term relating to the exercise of the option shall be stated in the Option Agreement and must be uniform for all employees with the following exceptions: (1) the Committee may limit the maximum number of Options that can be exercised under the ESPP, and (2) the Committee may limit the amount of Options that all employees may be granted to a specified relationship to total compensation or the base or regular rate of compensation; and provided, however, that an Option may be exercised at the rate of at least twenty percent (20%) per year over five (5) years from the date it is granted.

(f) Special Limitation Regarding Exercise of Option. No employee may be granted an Option which permits his or her rights to exercise Options under the ESPP of the Company and subsidiaries to accrue at a rate that exceeds $25,000 of the Fair Market Value of such stock (determined at the time of grant) for each calendar year in which such Option is outstanding at any time. For the purpose of this rule:

The right to purchase Stock under an Option accrues when the Option (or any portion thereof) first becomes exercisable during the calendar year;

The right to purchase Stock under an Option accrues at the rate provided in the Option, but in no case shall such rate exceed $25,000 of Fair Market Value of such stock (determined at the time of grant) for any one calendar year; and

A right to purchase Stock which has accrued under one Option granted pursuant to the Plan may not be carried over to any other Option.

The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations, and other administrative pronouncements which Options will not constitute Options under Section 423 of the Code because of such limitation and shall notify the Participant of such determination as soon as practicable after such determination.

(g) Option Price. The purchase price of Stock issued under each Option shall be determined by the Committee and shall be stated in the Option Agreement, but such purchase price shall not be less than the lesser of:

(i) An amount equal to eighty-five percent (85%) of the Fair Market Value of the Stock at the time the Option is granted; or

(ii) An amount which under the terms of the Option may not be less than eighty-five percent (85%) of the Fair Market Value of such Stock at the time of the exercise of the Option.

(h) Options and Rights in Substitution for Stock Options Granted by Other Companies. Options may be granted under the Plan from time to time in substitution for stock options held by employees of companies who become, or who became prior to the Effective Date of the Plan, employees of the Company or of any Subsidiary as a result of a merger or consolidation of the employing company with the Company, or such subsidiary, or the acquisition by the Company or a subsidiary of all or a portion of the assets of the employing company with the result that such employing company becomes a subsidiary; provided that any such Option grant shall not serve as a direct or indirect reduction in the exercise price of the stock options for which the substitution was made.

12. General Provisions.

(a) Compliance with Legal and Other Requirements. The Company may, to the extent deemed necessary or advisable by the Committee, postpone the issuance or delivery of Stock or payment of other benefits under any Award until completion of such registration or qualification of such Stock or other required action under any federal or state law, rule or regulation, listing or other required action with respect to any stock exchange or automated quotation system upon which the Stock or other securities of the Company are listed or quoted, or compliance with any other obligation of the Company, as the Committee may consider appropriate, and may require any Participant to make such representations, furnish such information and comply with or be subject to such other conditions as it may consider appropriate in connection with the issuance or delivery of Stock or payment of other benefits in compliance with applicable laws, rules, and regulations, listing requirements, or other obligations. The foregoing notwithstanding, in connection with a Change in Control, the Company shall take or cause to be taken no action, and shall undertake or permit to arise no legal or contractual obligation, that results or would result in any postponement of the issuance or delivery of Stock or payment of benefits under any Award or the imposition of any other conditions on such issuance, delivery or payment, to the extent that such postponement or other condition would represent a greater burden on a Participant than existed on the 90th day preceding the Change in Control.

(b) Limits on Transferability; Beneficiaries. No Award or other right or interest of a Participant under the Plan shall be pledged, hypothecated or otherwise encumbered or subject to any lien, obligation or liability of such Participant to any party (other than the Company or a subsidiary or affiliate thereof), or assigned or transferred by such Participant otherwise than by will or the laws of descent and distribution or to a Beneficiary upon the death of a Participant, and such Awards or rights that may be exercisable shall be exercised during the lifetime of the Participant only by the Participant or his or her guardian or legal representative, except that Awards and other rights (other than ISOs and SARs in tandem therewith) may be transferred to one or more transferees during the lifetime of the Participant, and may be exercised by such transferees in accordance with the terms of such Award, but only if and to the extent such transfers are permitted by the Committee, subject to any terms and conditions which the Committee may impose thereon (including limitations the Committee may deem appropriate in order that offers and sales under the Plan will meet applicable requirements of registration forms under the Securities Act of 1933 specified by the Securities and Exchange Commission). A Beneficiary, transferee, or other person claiming any rights under the Plan from or through any Participant shall be subject to all terms and conditions of the Plan and any Award document applicable to such Participant, except as otherwise determined by the Committee, and to any additional terms and conditions deemed necessary or appropriate by the Committee.

(c) Adjustments. In the event that any large, special and non-recurring dividend or other distribution (whether in the form of cash or property other than Stock), recapitalization, forward or reverse split, Stock dividend, reorganization, merger, consolidation, spin-off, combination, repurchase, share exchange, liquidation, dissolution or other similar corporate transaction or event affects the Stock such that an adjustment is determined by the Committee to be appropriate under the Plan, then the Committee shall, in such manner as it may deem equitable, adjust any or all of (i) the number and kind of shares of Stock which may be delivered in connection with Awards granted thereafter, (ii) the number and kind of shares of Stock by which annual per-person Award limitations are measured under Section 5(b), (iii) the number and kind of shares of Stock subject to or deliverable in respect of outstanding Awards, and (iv) the exercise price, grant price or purchase price relating to any Award or, if deemed appropriate, the Committee may make provision for a payment of cash or property to the holder of an outstanding Option. In addition, the Committee is authorized to make adjustments in the terms and conditions of, and the criteria included in, Awards (including Performance Awards and performance goals and any hypothetical funding pool relating thereto) in recognition of unusual or nonrecurring events (including, without limitation, events described in the preceding sentence, as well as acquisitions and dispositions of businesses and assets) affecting the Company, any subsidiary or affiliate or other business unit, or the financial statements of the Company or any subsidiary or affiliate, or in response to changes in applicable laws, regulations, accounting principles, tax rates and regulations or business conditions or in view of the Committee’s assessment of the business strategy of the Company, any subsidiary or affiliate or business unit thereof, performance of comparable organizations, economic and business conditions, personal performance of a Participant, and any other circumstances deemed relevant; provided that no such adjustment shall be authorized or made if and to the extent that the existence of such authority (i) would cause Options, SARs, or Performance Awards granted under Section 8 to Participants designated by the Committee as Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder to otherwise fail to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder, or (ii) would cause the Committee to be deemed to have authority to change the targets, within the meaning of Treasury Regulation 1.162-27(e)(4)(vi), under the performance goals relating to Options or SARs granted to Covered Employees and intended to qualify as “performance-based compensation” under Code Section 162(m) and regulations thereunder.

(d) Tax Provisions.

(i) Withholding. The Company and any subsidiary or affiliate is authorized to withhold from any Award granted, any payment relating to an Award under the Plan, including from a distribution of Stock, or any payroll or other payment to a Participant, amounts of withholding and other taxes due or potentially payable in connection with any transaction involving an Award, and to take such other action as the Committee may deem advisable to enable the Company and Participants to satisfy obligations for the payment of withholding taxes and other tax obligations relating to any Award. This authority shall include authority to withhold or receive Stock or other property and to make cash payments in respect thereof in satisfaction of a Participant’s withholding obligations, either on a mandatory or elective basis in the discretion of the Committee. Other provisions of the Plan notwithstanding, only the minimum amount of Stock deliverable in connection with an Award necessary to satisfy statutory withholding requirements will be withheld, except a greater amount of Stock may be withheld if such withholding would not result in additional accounting expense to the Company.

(ii) Required Consent to and Notification of Code Section 83(b) Election. No election under Section 83(b) of the Code (to include in gross income in the year of transfer the amounts specified in Code Section 83(b)) or under a similar provision of the laws of a jurisdiction outside the United States may be made unless expressly permitted by the terms of the Award document or by action of the Committee in writing prior to the making of such election. In any case in which a Participant is permitted to make such an election in connection with an Award, the Participant shall notify the Company of such election within ten days of filing notice of the election with the Internal Revenue Service or other governmental authority, in addition to any filing and notification required pursuant to regulations issued under Code Section 83(b) or other applicable provision.

(iii) Requirement of Notification Upon Disqualifying Disposition Under Code Section 421(b). If any Participant shall make any disposition of shares of Stock delivered pursuant to the exercise of an Incentive Stock Option under the circumstances described in Code Section 421(b) (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten days thereof.

(e) Changes to the Plan. The Board may amend, suspend or terminate the Plan or the Committee’s authority to grant Awards under the Plan without the consent of stockholders or Participants; provided, however, that any amendment to the Plan shall be submitted to the Company’s stockholders for approval not later than the earliest annual meeting for which the record date is after the date of such Board action if such stockholder approval is required by any federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Stock may then be listed or quoted, and the Board may otherwise, in its discretion, determine to submit other amendments to the Plan to stockholders for approval and provided further, that, without the consent of an affected Participant, no such Board action may materially and adversely affect the rights of such Participant under any outstanding Award.

(f) Right of Setoff. The Company or any subsidiary or affiliate may, to the extent permitted by applicable law, deduct from and set off against any amounts the Company or its subsidiary or affiliate may owe to the Participant from time to time, including amounts payable in connection with any Award, owed as wages, fringe benefits, or other compensation owed to the Participant, such amounts as may be owed by the Participant to the Company, including but not limited to amounts owed under Section 10(a), although the Participant shall remain liable for any part of the Participant’s payment obligation not satisfied through such deduction and setoff. By accepting any Award granted hereunder, the Participant agrees to any deduction or setoff under this Section 12(f).

(g) Unfunded Status of Awards; Creation of Trusts. The Plan is intended to constitute an “unfunded” plan for incentive and deferred compensation. With respect to any payments not yet made to a Participant or obligation to deliver Stock pursuant to an Award, nothing contained in the Plan or any Award shall give any such Participant any rights that are greater than those of a general creditor of the Company; provided that the Committee may authorize the creation of trusts and deposit therein cash, Stock, other Awards or other property, or make other arrangements to meet the Company’s obligations under the Plan. Such trusts or other arrangements shall be consistent with the “unfunded” status of the Plan unless the Committee otherwise determines with the consent of each affected Participant.

(h) Non-exclusivity of the Plan. Neither the adoption of the Plan by the Board nor its submission to the stockholders of the Company for approval shall be construed as creating any limitations on the power of the Board or a committee thereof to adopt such other incentive arrangements, apart from the Plan, as it may deem desirable, including incentive arrangements and awards which do not qualify under Code Section 162(m), and such other arrangements may be either applicable generally or only in specific cases.

(i) Payments in the Event of Forfeitures; Fractional Shares. Unless otherwise determined by the Committee, in the event of a forfeiture of an Award with respect to which a Participant paid cash consideration, the Participant shall be repaid the amount of such cash consideration. No fractional shares of Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, other Awards or other property shall be issued or paid in lieu of such fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

(j) Compliance with Code Section 162(m). It is the intent of the Company that Options and SARs granted to Covered Employees and other Awards designated as Awards to Covered Employees subject to Section 7 shall constitute qualified “performance-based compensation” within the meaning of Code Section 162(m) and regulations thereunder, unless otherwise determined by the Committee at the time of allocation of an Award. Accordingly, the terms of Sections 7(b), (c), and (d), including the definitions of Covered Employee and other terms used therein, shall be interpreted in a manner consistent with Code Section 162(m) and regulations thereunder. The foregoing notwithstanding, because the Committee cannot determine with certainty whether a given Participant will be a Covered Employee with respect to a fiscal year that has not yet been completed, the term Covered Employee as used herein shall mean only a person designated by the Committee as likely to be a Covered Employee with respect to a specified fiscal year. If any provision of the Plan or any Award document relating to a Performance Award that is designated as intended to comply with Code Section 162(m) does not comply or is inconsistent with the requirements of Code Section 162(m) or regulations thereunder, such provision shall be construed or deemed amended to the extent necessary to conform to such requirements, and no provision shall be deemed to confer upon the Committee or any other person discretion to increase the amount of compensation otherwise payable in connection with any such Award upon attainment of the applicable performance objectives.

(k) Limitation on Repricing. Unless such action is approved by the Company’s stockholders or is pursuant to Section 12(c)(iii) and (iv) above: (i) no outstanding Option or SAR granted under the Plan may be amended to provide an exercise price per share that is lower than the then-current exercise price per share of such outstanding Option or SAR, (ii) the Board may not cancel any outstanding option or stock appreciation right (whether or not granted under the Plan) and grant in substitution therefor new Awards under the Plan covering the same or a different number of shares of Stock and having an exercise price per share lower than the then-current exercise price per share of the cancelled option or stock appreciation right and (iii) the Company may not repurchase for cash Options or SARs granted under the Plan with an exercise price that is more than 100% of the Fair Market Value of a share of Stock on the date of repurchase.

(l) Governing Law. The validity, construction, and effect of the Plan, any rules and regulations relating to the Plan and any Award document shall be determined in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of laws, and applicable provisions of federal law.

(m) Awards to Participants Outside the United States. The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then resident or primarily employed outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then resident or primarily employed, or so that the value and other benefits of the Award to the Participant, as affected by foreign tax laws and other restrictions applicable as a result of the Participant’s residence or employment abroad shall be comparable to the value of such an Award to a Participant who is resident or primarily employed in the United States. An Award may be modified under this Section 12(m) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) for the Participant whose Award is modified.

(n) Limitation on Rights Conferred under Plan. Neither the Plan nor any action taken hereunder shall be construed as (i) giving any Eligible Person or Participant the right to continue as an Eligible Person or Participant or in the employ or service of the Company or a subsidiary or affiliate, (ii) interfering in any way with the right of the Company or a subsidiary or affiliate to terminate any Eligible Person’s or Participant’s employment or service at any time, (iii) giving an Eligible Person or Participant any claim to be granted any Award under the Plan or to be treated uniformly with other Participants and employees, or (iv) conferring on a Participant any of the rights of a stockholder of the Company unless and until the Participant is duly issued or transferred shares of Stock in accordance with the terms of an Award or an Option is duly exercised. Except as expressly provided in the Plan and an Award document, neither the Plan nor any Award document shall confer on any person other than the Company and the Participant any rights or remedies thereunder.

(o) Severability; Entire Agreement. If any of the provisions of this Plan or any Award document is finally held to be invalid, illegal or unenforceable (whether in whole or in part), such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability, and the remaining provisions shall not be affected thereby; provided, that, if any of such provisions is finally held to be invalid, illegal, or unenforceable because it exceeds the maximum scope determined to be acceptable to permit such provision to be enforceable, such provision shall be deemed to be modified to the minimum extent necessary to modify such scope in order to make such provision enforceable hereunder. The Plan and any Award documents contain the entire agreement of the parties with respect to the subject matter thereof and supersede all prior agreements (unless an employment agreement entered into between the Company and the Participant specifically provides contradictory terms, in which case the terms of the employment agreement shall govern), promises, covenants, arrangements, communications, representations and warranties between them, whether written or oral with respect to the subject matter thereof.

(p) Plan Effective Date and Termination. The Plan shall become effective if, and at such time as, the stockholders of the Company have approved it by the affirmative votes of the holders of a majority of the voting securities of the Company present in person or by proxy and entitled to vote on the subject matter at a duly held meeting of stockholders at which a quorum is present. Unless earlier terminated by action of the Board, the Plan will remain in effect until such time as no Stock remains available for delivery under the Plan and the Company has no further rights or obligations under the Plan with respect to outstanding Awards under the Plan.